                          MARTIN CURRIE BUSINESS TRUST

                          MCBT OPPORTUNISTIC EAFE FUND
                       MCBT GLOBAL EMERGING MARKETS FUND
                        MCBT ASIA PACIFIC EX JAPAN FUND
                                 MCBT EMEA FUND
                        MCBT JAPAN SMALL COMPANIES FUND

                                 ANNUAL REPORT

                                 APRIL 30, 2001

                              [MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
MANAGEMENT DISCUSSION AND ANALYSIS................    2

SCHEDULES OF INVESTMENTS

  MCBT Opportunistic EAFE Fund....................   18
  MCBT Global Emerging Markets Fund...............   24
  MCBT Asia Pacific ex Japan Fund.................   29
  MCBT EMEA Fund..................................   31
  MCBT Japan Small Companies Fund.................   34

STATEMENTS OF ASSETS AND LIABILITIES..............   38

STATEMENTS OF OPERATIONS..........................   39

STATEMENTS OF CHANGES IN NET ASSETS...............   40

FINANCIAL HIGHLIGHTS..............................   42

NOTES TO FINANCIAL STATEMENTS.....................   47

REPORT OF INDEPENDENT ACCOUNTANTS.................   53

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

OBJECTIVE       Capital appreciation through investment primarily in an
                international portfolio of equity securities other than
                securities of issuers located in the USA and Canada.

LAUNCH DATE     July 1, 1994

FUND SIZE       $201.9m

PERFORMANCE     Total return from May 1, 2000 through April 30,
SINCE LAUNCH    2001
                -  MCBT - Opportunistic EAFE (excluding all          -21.9%
                transaction fees)
                -  MCBT - Opportunistic EAFE (including all          -22.5%
                transaction fees)
                -  Morgan Stanley Capital International EAFE Index   -16.1%

                Annualized total return from July 1, 1994 through April 30, 2001

                -  MCBT - Opportunistic EAFE (excluding all           +6.2%
                transaction fees)
                -  MCBT - Opportunistic EAFE (including all           +6.0%
                transaction fees)
                -  Morgan Stanley Capital International EAFE Index    +5.7%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT OPPORTUNISTIC EAFE  MSCI EAFE INDEX
7/1/94 (a)                  $10,000          $10,000
4/30/95                      $9,710          $10,500
4/30/96                     $11,283          $11,729
4/30/97                     $11,718          $11,666
4/30/98                     $14,451          $13,906
4/30/99                     $15,595          $15,270
4/30/00                     $18,974          $17,434
4/30/01                     $14,813          $14,636

 (a)  Commencement of investment operations.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective
June 28, 2000. Past performance is not indicative of future performance.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

PORTFOLIO COMMENTS                                  Over the six months ended April 30, 2001, the MSCI
                                                    EAFE index fell by 7.9%. In comparison our fund
                                                    fell 12.6%. For the 12-month period the MSCI index
                                                    fell 16.1%, with the fund falling 21.9%.
                                                    Considering the calendar year to April 30, 2001,
                                                    the fund's fall of 9.0% compares to the index's
                                                    7.6%.

                                                    The underperformance reflects a very difficult
                                                    fourth quarter of 2000 for the fund. Our
                                                    overweight position in Japan, and holdings in
                                                    European global technology plays, affected
                                                    returns.

                                                    International markets have remained under pressure
                                                    from the weakness in the Technology, Media and
                                                    Telecommunications (TMT) sectors, related profit
                                                    warnings and volatility in Nasdaq, although a
                                                    rally in April returned some of the losses. A
                                                    recovery in Japan over 2001 has helped improve the
                                                    fund's relative returns.

                                                    We have reduced exposure to Japan in favor of Asia
                                                    and Europe. But we still remain substantially
                                                    overweight in Japan against our peer group. With
                                                    Asia directly benefiting from falling US rates, we
                                                    have used proceeds to build up our exposure.
                                                    Concern over the impact of slowing US corporate
                                                    profits leaves us wary of European valuations and
                                                    so we remain underweight. Our approach to emerging
                                                    markets remains selective. We favor Mexico,
                                                    Brazil, South Africa, Taiwan and South Korea.

                                                    At the sector level, we have continued to sell
                                                    down our overweight technology and telecoms
                                                    position to fund purchases in the energy and
                                                    pharmaceutical sectors and financials sensitive to
                                                    falling interest rates. We used the TMT rally in
                                                    January to continue this move. The fund is now
                                                    more sector neutral.

                                                    OUTLOOK

                                                    International markets are not immune to the
                                                    slowdown in the US economy and its impact on
                                                    corporate profits. But much of that is now
                                                    reflected in market levels. Falling interest rates
                                                    in the US have been followed by a number of cuts
                                                    around the world. Asia and smaller markets are
                                                    reacting positively. With a new and vigorous
                                                    government in Japan, there is growing momentum for
                                                    radical change, and a real chance to restructure
                                                    the banking system and uncompetitive industries
                                                    such as construction and transport. Any
                                                    revaluation of the Japanese equity market will
                                                    help the index decouple from the US.

INVESTMENT MANAGER PROFILE                          James Fairweather, a member of the committee that
                                                    has primary responsibility for the day-to-day
                                                    management of the fund, spent three years with
                                                    Montague Loebl Stanley & Co as an institutional
                                                    sales and economics assistant. He moved into
                                                    Eurobond sales for 18 months with Kleinwort Benson
                                                    before joining Martin Currie in 1984. He has
                                                    worked in our Far East, North American and
                                                    continental European investment teams. Appointed a
                                                    director in 1987, James became head of our
                                                    continental European team in 1992. Chairman of the
                                                    international strategy group, he was appointed
                                                    Deputy Chief Investment Officer in 1994 with
                                                    overall responsibility for our investments in
                                                    emerging markets. James was promoted to Chief
                                                    Investment Officer in 1997.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe         63%
Japan          25%
Pacific Basin   8%
Latin America   2%
Africa          1%
ST Investment   1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                           % OF NET ASSETS
                            EUROPE
                            Vodafone Group                            (United Kingdom)                3.7%
                            GlaxoSmithKline                           (United Kingdom)                3.5
                            Total Fina Elf                            (France)                        2.9
                            Aventis                                   (France)                        2.8
                            Allianz                                   (Germany)                       2.3
                            Vivendi Universal                         (France)                        2.3
                            Shell Transport & Trading                 (United Kingdom)                1.9
                            VNU                                       (Netherlands)                   1.8
                            HSBC Holdings                             (United Kingdom)                1.8
                            Nokia                                     (Finland)                       1.7

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

OBJECTIVE       Capital appreciation through investment primarily in equity securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE     February 14, 1997

FUND SIZE       $116.0m

PERFORMANCE     Total return from May 1, 2001 through April 30, 2001

                -  MCBT - Global Emerging Markets Fund (excluding all transaction        -30.3%
                fees)
                -  Morgan Stanley Capital International - Emerging Markets Free Index    -25.7%

                Annualized total return from February 14, 1997 through April 30, 2001

                -  MCBT - Global Emerging Markets Fund (excluding all transaction         -7.5%
                fees)
                -  MCBT - Global Emerging Markets Fund (including all transaction         -7.8%
                fees)

                The graph below represents the annualized total return of the portfolio including all transaction fees, versus the Morgan Stanley Capital
                International Emerging Markets Free Index from March 1, 1997 through
                April 30, 2001.

                -  MCBT - Global Emerging Markets Fund (excluding all transaction         -7.5%
                fees)
                -  MCBT - Global Emerging Markets Fund (including all transaction         -7.8%
                fees)
                -  Morgan Stanley Capital International - Emerging Markets Free Index     -8.9%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT EMERGING MARKETS FUND  MSCI EMERGING MARKETS FREE INDEX
3/1/97 (a)                     $10,000                           $10,000
4/30/97                         $9,850                            $9,750
4/30/98                         $9,041                            $8,337
4/30/99                         $8,114                            $7,487
4/30/00                        $10,142                            $9,142
4/30/01                         $7,065                            $6,790

 (a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance is shown from March 1, 1997.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

PORTFOLIO COMMENTS                                  Over the year ended April 30, 2001 our fund lost
                                                    30.34%, compared to a fall of 25.73% in the MSCI
                                                    Emerging Markets Free index. We were too positive
                                                    on global markets and technology, particularly at
                                                    the end of 2000 when we expected a fourth quarter
                                                    rally. This accounts for the fund's
                                                    underperformance.

                                                    The period was dominated by the bursting of the
                                                    Nasdaq bubble, higher than expected oil prices and
                                                    the beginnings of a severe slowdown in the US
                                                    economy - the engine of global growth over the
                                                    last decade.

                                                    Our country asset allocation, driven by our
                                                    assessment of the global economy and each domestic
                                                    market, worked well. Underweighting Asia for most
                                                    of 2000 was a good move. Here, account surpluses
                                                    were shrinking and doubts about the depth of
                                                    structural reforms emerged. In particular, we went
                                                    extremely underweight in Taiwan and Korea in
                                                    summer 2000 when those markets began to severely
                                                    underperform. In December we went back in: we
                                                    thought most of the bad news was already reflected
                                                    in prices. Apart from China and India, we stayed
                                                    away from other Asian markets. Overweighting
                                                    Brazil paid off initially, but in the last three
                                                    months the Argentine crisis put pressure on the
                                                    currency.

                                                    Stock selection let us down. We had a few good
                                                    picks - GOOD MORNING SECURITIES (a Korean broker)
                                                    and EMBRAER (a Brazilian manufacturer of regional
                                                    jets). SAMSUNG ELECTRONICS, which we traded
                                                    actively during the year, also added value. We
                                                    continue to hold these stocks. Unfortunately, we
                                                    had some technology-related disappointments -
                                                    SOFTLINE in South Africa, TCL in China, NICE
                                                    SYSTEMS in Israel and SYNNEX in Taiwan. Some
                                                    telecoms such as TELECOMASIA also disappointed. We
                                                    were late in buying CHECK POINT, a strong
                                                    performer producing software for internet
                                                    security. More recently, we have added to CHINA
                                                    UNICOM. This has already started to pay-off.

                                                    OUTLOOK

                                                    We are cautiously optimistic. There is significant
                                                    value to be found but uncertainty is uncomfortably
                                                    high and the depth of an impending US recession
                                                    unknown. We take some comfort from the recent
                                                    steepening in yield curves. As uncertainty towards
                                                    the US reduces, and global growth rebounds, we
                                                    expect the relative outperformance of emerging
                                                    markets to continue - as in four of the last five
                                                    cycles.

                                                    Our strategy is to stay invested as the market
                                                    "bumps along the bottom", but avoid excessive
                                                    risks in either country or sector exposure. We
                                                    have reduced our overweight of Brazil and
                                                    China/Hong Kong, hold near-neutral positions in
                                                    Korea, Taiwan, India, South Africa, Mexico, Turkey
                                                    and Russia and remain underweight in smaller Latin
                                                    American and Asian markets. In terms of sectors,
                                                    our main bias is energy, followed by financials.
                                                    In the next few months, we expect to reduce
                                                    exposure to financials in favor of sectors
                                                    sensitive to demand.

INVESTMENT MANAGER PROFILE                          Jean de Bolle, a member of the committee that has
                                                    primary responsibility for the day-to-day
                                                    management of the fund, joined Martin Currie as
                                                    head of emerging markets in January 2000 from
                                                    Global Asset Management where he was senior
                                                    portfolio manager. He had previously worked for
                                                    Goldman Sachs in Hong Kong, Foreign and Colonial
                                                    Emerging Markets, where he was deputy chief
                                                    investment officer, and National Economic Research
                                                    Associates. Jean is a member of the International
                                                    Strategy Group.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pacific Basin  37%
Latin America  24%
Europe         18%
Other Areas     1%
Africa         10%
Middle East     6%
ST Investment   4%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                                 % OF NET ASSETS
                            AFRICA
                            BoE                                       (South Africa)                        2.0%

                            EUROPE
                            Credit Agricole Indosuez
                            Reliance Industries, 10/19/01             (France)                              2.0

                            LATIN AMERICA
                            Petrobras Petroleo Brasileiro, preferred  (Brazil)                              2.5
                            Telefonos de Mexico                       (Mexico)                              2.3

                            PACIFIC BASIN
                            Samsung Electronics America               (South Korea)                         3.4
                            China Unicom, ADR                         (China)                               3.3
                            Corevest Partners International           (South Korea)                         3.2
                            Taiwan Semiconductor Manufacturing        (Taiwan)                              3.1
                            Taiwan Opportunities Fund                 (Investment Companies)                2.3
                            Korea Electric Power                      (South Korea)                         2.1

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

OBJECTIVE       Capital appreciation through investment primarily in securities of issuers located in Asian countries other than Japan.

LAUNCH DATE     March 24, 1995

FUND SIZE       $304.9m

PERFORMANCE     Total return from May 1, 2000 through April 30, 2001

                -  MCBT - Asia Pacific ex Japan Fund (excluding all transaction fees)    -16.0%
                -  Morgan Stanley Capital International - All Countries Asia Pacific     -24.6%
                Free (ex Japan and India) Index

                Annualized total return from March 24, 1995 through April 30, 2001

                -  MCBT - Asia Pacific ex Japan Fund (excluding all transaction fees)    -21.6%
                -  MCBT - Asia Pacific ex Japan Fund (including all transaction fees)    -21.9%

                The graph on the following page represents the annualized total return of the portfolio including all transaction fees, versus the Morgan Stanley Capital
                International Emerging Free Asia Index from April 1, 1995 through October 31,
                1998 and the total return for the period October 31, 1998 through April 30,
                2001 versus the Morgan Stanley Capital International All Countries Asia
                Pacific Free (ex Japan & India) Index, respectively. Note as of November 1,
                1998, the Fund changed its investment mandate and performance bench mark from the Morgan Stanley Capital International Emerging Free Asia Index to the
                Morgan Stanley Capital International All Countries Asia Pacific Free (ex
                Japan & India) Index.

                Total return from October 31, 1998 through April 30, 2001

                -  MCBT - Asia Pacific ex Japan Fund (excluding all transaction fees)     +3.8%
                -  MCBT - Asia Pacific ex Japan Fund (including all transaction fees)     -3.0%
                -  Morgan Stanley Capital International - All Countries Asia Pacific      +3.3%
                Free
                  (ex Japan & India) Index

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MCBT ASIA PACIFIC EX JAPAN FUND  MSCI EMERGING FREE ASIA INDEX  MSCI AC AP FREE (EX JAPAN & INDIA) INDEX
4/1/95 (a)                            $10,000                        $10,000
4/30/95                                $9,541                         $9,850
4/30/96                               $11,957                        $11,682
4/30/97                                $9,664                        $10,246
4/30/98                                $2,598                         $5,737
10/31/98 (b)                           $1,986                         $4,045                                    $1,986
4/30/99                                $2,523                                                                   $2,730
4/30/00                                $2,594                                                                   $2,854
4/30/01                                $2,178                                                                   $2,152

 (a) Performance for the benchmark is not available from March 24, 1995 (commencement of investment operations). For that reason, performance is shown from April 1, 1995.
 (b) Performance for the benchmark is not available from March 24, 1995 (commencement of investment operations). For that reason, performance is shown from October 31, 1998.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price prior to October 1, 1998 which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

PORTFOLIO COMMENTS                        Over the year ended April 30, 2001 our fund fell
                                          by 16.0%. This compares to a decline of 24.6%
                                          for our benchmark, the MSCI AC Asia Pacific Free
                                          ex Japan and India.

                                          It has been a difficult period, with the peaking
                                          of the Nasdaq bubble, rising oil prices and a
                                          sharp slowdown in the US economy. But through a
                                          combination of good asset allocation and
                                          positive returns from stock selection in Hong
                                          Kong, the portfolio outperformed its benchmark.

                                          With regards to asset allocation, we recognised
                                          early that the US economy would begin to slow
                                          and that interest rates had peaked. In response,
                                          we decided to underweight Korea and Taiwan,
                                          which are especially geared to US economic
                                          growth and in particular, demand for electronic
                                          products. With the proceeds, we built up an
                                          overweight position in Hong Kong and to a lesser
                                          extent, Singapore. In the period under review
                                          Hong Kong declined by 15.8% compared to declines
                                          of 41% in Taiwan and 31.9% in Korea.

                                          The other significant decision was to exit the
                                          Malaysian market in May 2000, prior to its re-
                                          inclusion in the MSCI indices. The effect of
                                          slowing exports and an absence of reform in the
                                          corporate sector, have caused the Malaysian
                                          market to fall 37.5% over the year.

                                          Most of our increased asset allocation to Hong
                                          Kong was invested in the beneficiaries of
                                          falling US interest rates, specifically the
                                          banking and property sectors. As the markets
                                          began to discount this, our Hong Kong portfolio
                                          provided a positive return of 5.9%. Stocks which
                                          performed well included CHEUNG KONG HOLDINGS,
                                          SUN HUNG KAI PROPERTIES, and HONG KONG EXCHANGES
                                          AND CLEARING.

                                          OUTLOOK

                                          Asian markets are in a period of transition. The
                                          developed markets such as Hong Kong have largely
                                          discounted lower US interest rates. A clearer
                                          view of the outlook for global economic growth
                                          is needed before the Asian markets will give
                                          good absolute returns. But the aggressive
                                          interest rate cuts by the Federal Reserve and
                                          the recent steepening of yield curves are
                                          positive developments which continue to support
                                          our overweight position in Asia.

                                          Timing the resumption of economic growth will be
                                          difficult. Yet our asset and stock selection
                                          strategy must look ahead to this. We plan to
                                          gradually rebuild our exposure to markets and
                                          companies which are more sensitive to global
                                          economic growth. This has recently been
                                          reflected in our investments in the resource
                                          sector - BHP and WESTERN MINING in Australia for
                                          example.

                                          Jason McCay is a member of the committee that
                                          has primary responsibility for the day-to-day
                                          management of the fund. In 1994 he joined
                                          Edinburgh Fund Managers, before moving to
                                          Indonesia in 1996 where he worked for Deutsche
INVESTMENT MANAGER PROFILE                Morgan Grenfell as head of research. He joined
                                          Martin Currie's Asia team in 1998. He manages
                                          the Martin Currie Asia Pacific Fund and the
                                          Martin Currie Far East Fund.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong         29%
Australia         20%
Singapore         12%
Taiwan            10%
South Korea       10%
Thailand           3%
China              8%
ST Investment      3%
Other Net Assets   5%

TOP TEN HOLDINGS
BY COUNTRY

                                                                                   % OF NET ASSETS
                            AUSTRALIA
                            WMC                                                               4.5%
                            BHP                                                               4.1

                            CHINA
                            China Unicom, ADR                                                 4.1

                            HONG KONG
                            Cheung Kong (Holdings)                                            5.6
                            Hong Kong Exchanges & Clearing                                    5.2
                            Hutchinson Whampoa                                                5.2
                            Wharf (Holdings)                                                  4.7
                            Henderson Land Development                                        4.4
                            Johnson Electric Holdings                                         4.2

                            TAIWAN
                            Taiwan Semiconductor Manufacturing                                4.8

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

OBJECTIVE       Capital appreciation through investment primarily in equity securities of issuers located in the emerging markets and developing economies in Central and Eastern Europe, the Middle East and Africa.

LAUNCH DATE     June 25, 1997

FUND SIZE       $81.8m

PERFORMANCE     Total return from May 1, 1999 through April 30, 2001

                -  MCBT - EMEA Fund (excluding all transaction fees)                    -36.6%
                -  Morgan Stanley Capital International - EMEA                          -21.2%

                Annualized total return from June 25, 1997 through April 30, 2001

                -  MCBT - EMEA Fund (excluding all transaction fees)                     -7.2%
                -  MCBT - EMEA Fund (including all transaction fees)                     -7.5%

                The graph below represents the annualized total return of the portfolio including all transaction fees, versus the Morgan Stanley Capital
                International Emerging Markets Free Index from July 1, 1997 through
                April 30, 2001.

                -  MCBT - EMEA Fund (excluding all transaction fees)                     -7.3%
                -  MCBT - EMEA Fund (including all transaction fees)                     -7.6%
                -  Morgan Stanley Capital International - EMEA                           -2.6%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT EMEA FUND  MSCI EMEA INDEX
7/1/97 (a)         $10,000          $10,000
4/30/98            $10,774          $11,061
4/30/99             $8,983           $8,847
4/30/00            $11,447          $11,481
4/30/01             $7,262           $9,048

 (a) Performance for the benchmark is not available from June 25, 1997 (commencement of investment operations). For that reason, performance is shown from July 1, 1997.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 125 basis points on purchase and 125 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

PORTFOLIO COMMENTS                                  Over the year ended April 30, 2001 the fund fell
                                                    by 36.6%. The MSCI EMEA benchmark index fell
                                                    21.2%. The underperformance was mainly due to our
                                                    stock selection in Israel and South Africa. The
                                                    period was dominated by the collapse in technology
                                                    and telecom related stocks, higher than expected
                                                    oil prices and the beginnings of a slowdown in the
                                                    US economy.

                                                    With regards to asset allocation we had some
                                                    positive results. We gained from a high cash
                                                    position and from underweight positions in Greece
                                                    and Turkey, which fell 24.3% and 62.6%
                                                    respectively. But, we suffered from being
                                                    underweight in South Africa, which was marginally
                                                    up over the period. Another disappointment came
                                                    from our overweight position in Egypt, which
                                                    continues to underperform despite inclusion in the
                                                    MSCI index.

                                                    It was our stock selection which particularly let
                                                    us down. We were caught in two disasters in
                                                    technology stocks - SOFTLINE in South Africa and
                                                    the Israeli NICE SYSTEMS. Over the year, despite
                                                    good performance in our South African portfolio
                                                    driven by ANGLO AMERICAN PLATINUM and DE BEERS, we
                                                    were unable to recover the losses from SOFTLINE.
                                                    Meanwhile, in Israel we were late buying the
                                                    strong performers, CHECK POINT (internet security)
                                                    and TEVA (pharmaceuticals).

                                                    We did select Polish and Russian stocks well. In
                                                    Poland we sold telecoms in time and didn't get
                                                    involved with falling TMT related stocks. We
                                                    invested in PKN (an energy stock) and to benefit
                                                    from cuts in interest rates, we bought a bank -
                                                    PBK. Meanwhile in Russia, we successfully traded
                                                    our favorite oil stocks - LUKOIL, SURGUTNEFTEGAS
                                                    and YUKOS.

                                                    OUTLOOK

                                                    We are not taking any large bets. We are positive
                                                    about Russia (overweight energy sector, neutral in
                                                    utilities) and Hungary (overweight in OTP the most
                                                    profitable bank in the region). With high oil
                                                    prices, we favor oil companies. We are also
                                                    positive about the Russian government's reforms in
                                                    onshore investment and corporate governance.

                                                    We are neutral in South Africa where the outlook
                                                    for the economy and stockmarket is positive. With
                                                    adjustments to the MSCI index, the weighting of
                                                    South Africa will grow and we will respond to
                                                    this.

                                                    We are substantially underweight in Greece, except
                                                    for favouring large Greek banks. We expect these
                                                    will attract European index funds when Greece is
                                                    incorporated into the index. We are doubtful about
                                                    the progress of the Turkish government's reforms,
                                                    but given the unpredictable swings of the market,
                                                    we don't want to avoid Turkey altogether. By the
                                                    same token we hold small positions in Israeli
                                                    technology stocks (CHECK POINT, ORBOTECH) which
                                                    now have more reasonable valuations.

INVESTMENT MANAGER PROFILE                          Jean de Bolle, a member of the committee that has
                                                    primary responsibility for the day-to-day
                                                    management of the fund, joined Martin Currie as
                                                    head of emerging markets in January 2000 from
                                                    Global Asset Management where he was senior
                                                    portfolio manager. He had previously worked for
                                                    Goldman Sachs in Hong Kong, Foreign and Colonial
                                                    Emerging Markets, where he was deputy chief
                                                    investment officer, and National Economic Research
                                                    Associates. Jean is a member of the International
                                                    Strategy Group.

                                                    Dariusz Sliwinski is also a member of the
                                                    committee responsible for managing the fund. He
                                                    worked in a number of different industries before
                                                    becoming an investment manager with Bank
                                                    Gospodarczy Investment Fund Ltd. in Poland in
                                                    1994. He moved to Warsaw-based Consortium
                                                    Raiffeisen Atkins in 1995 as a senior investment
                                                    manager. Dariusz joined Martin Currie's emerging
                                                    markets team in 1997.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

ASSET ALLOCATION
(% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe            41%
Africa            35%
Middle East       18%
ST Investment     10%
Other Net Assets  -4%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                         % OF NET ASSETS
                            AFRICA
                            Sanlam                                    (South Africa)                7.3%
                            Barloworld                                (South Africa)                6.5
                            Sasol                                     (South Africa)                6.4
                            Anglo American Platinum                   (South Africa)                5.2
                            BoE                                       (South Africa)                4.7
                            De Beers                                  (South Africa)                4.4

                            EUROPE
                            OAO Lukoil Holdings, ADR                  (Russia)                      5.6
                            Surgutneftegaz                            (Russia)                      4.6

                            MIDDLE EAST
                            Check Point Software Technologies         (Israel)                      4.7
                            Teva Pharmeceutical Industries, ADR       (Israel)                      4.5

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

OBJECTIVE       Capital appreciation through investment primarily in equity securities of issuers located in Japan with relatively small capitalization, which may include companies without wide market recognition.

LAUNCH DATE     August 15, 1994

FUND SIZE       $129.9m

PERFORMANCE     Total return from May 1, 2000 through April 30, 2001
SINCE LAUNCH
                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)    -25.0%
                -  Tokyo Stock Exchange - Second Section Index                           -29.8%

                Annualized total return from August 15, 1994 through April 30, 2001

                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)     +3.0%
                -  MCBT - Japan Small Companies Fund (including all transaction fees)     +2.9%

                The graph below represents the annualized total return of the portfolio including all transaction fees, versus the Tokyo Stock Exchange (TSE) - Second
                Section Index from September 1, 1994 through April 30, 2001.

                -  MCBT - Japan Small Companies Fund (excluding all transaction fees)     +3.0%
                -  MCBT - Japan Small Companies Fund (including all transaction fees)     +2.9%
                -  Tokyo Stock Exchange - Second Section Index                            -5.0%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MCBT JAPAN SMALL COMPANIES FUND  TSE SECOND SECTION INDEX
9/1/94 (a)                          $10,000                   $10,000
4/30/95                              $9,410                    $8,325
4/30/96                             $10,652                    $8,853
4/30/97                              $8,229                    $5,425
4/30/98                              $6,993                    $4,210
4/30/99                             $10,057                    $6,100
4/30/00                             $15,945                   $10,119
4/30/01                             $11,965                    $7,106

 (a) Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

PORTFOLIO COMMENTS                                  Over the year ended April 30, 2001 our fund fell
                                                    by 25.0%. By comparison, the TSE First
                                                    Section fell by 26.9% and the TSE Second
                                                    Section by 29.8%.

                                                    The Japanese economy's recovery had initially been
                                                    hit by the global economic slowdown, especially in
                                                    the US. This has spread to Japan, as companies'
                                                    lower capital expenditure plans and consumers'
                                                    incomes have fallen again after recently
                                                    stabilising. Growth for fiscal year 2000 has been
                                                    revised down to around 1.2%, whilst recent
                                                    forecasts for 2001 are for only 0.5% growth.
                                                    On-going deflation of over 1% means that nominal
                                                    growth is negative. We continue to believe that
                                                    the Bank of Japan is happy to see the yen drift
                                                    towards Y130/$. So we have hedged 20% of the
                                                    fund's yen assets.

                                                    The worst performing sectors were last year's
                                                    stars - software, telecoms and electricals. The
                                                    continuing global slowdown in corporate spending
                                                    has questioned the high valuations these sectors
                                                    held. Conversely, many sectors where we continue
                                                    to dislike the balance sheet and management have
                                                    performed relatively well. Examples are
                                                    construction, utilities and steel.

                                                    But 2001 has seen foreigners raise their
                                                    weightings towards Japan. There is a growing sense
                                                    that the government is becoming serious about
                                                    improving the supply/demand situation in the
                                                    stockmarket. The good news continued when one of
                                                    the more reform minded politicians, Mr. Koizumi
                                                    became prime minister.

                                                    We have added more domestic exposure to the
                                                    portfolio, especially in the financial sector, by
                                                    buying AEON CREDIT, DAIEI OMC and SANYO SHINPAN.
                                                    Defensive names such as the mushroom producer
                                                    HOKUTO and OSAKA GAS have aided performance. USS,
                                                    the auctioneer of used cars, is a structural play
                                                    on the Japanese consumer's willingness to buy
                                                    second hand cars.

                                                    OUTLOOK

                                                    The economy is slowing quickly as consumption and
                                                    growth in capital expenditure continue to decline.
                                                    But no nominal growth means that companies must
                                                    continue to cut labour and product costs to drive
                                                    growth in earnings to meet expectations of 5% in
                                                    2001. We expect accelerating restructuring of
                                                    corporate balance sheets as a method of improving
                                                    returns on capital.

                                                    There are further optimistic signals emerging. The
                                                    government is discussing measures to help the
                                                    unwinding of cross shareholdings and to improve
                                                    demand for equities from individuals. They could
                                                    also help improve the ROE of corporates through
                                                    encouragement for stock buy-backs. The new prime
                                                    minister seems to have the approval of the public
                                                    for more drastic reform. This could begin to
                                                    appear after the Upper House elections in July.

INVESTMENT MANAGER PROFILE                          Michael Thomas has been a member of the committee
                                                    responsible for the day-to-day management of the
                                                    fund since the fund's inception. Michael graduated
                                                    from Bristol University with a degree in economics
                                                    and joined stockbrokers Vickers da Costa in 1973.
                                                    He began covering Japan in 1975 and became a
                                                    director in 1982. He joined Martin Currie in 1989
                                                    as a director and head of the Far East investment
                                                    team. He became head of the Japan team in 1993.

                                                    Kevin Troup is also a member of the committee
                                                    responsible for managing the fund. In 1995, Kevin
                                                    joined Scottish Life as an investment analyst on
                                                    the Japanese desk. He was promoted to fund manager
                                                    in 1997. He joined Martin Currie's Japan team as
                                                    an investment manager in 2000, becoming an
                                                    assistant director in 2001.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2001

TOP TEN HOLDINGS

                                                                                   % OF NET ASSETS
                            Aderans                                                           3.2%
                            Meitec                                                            2.8
                            Aiful                                                             2.8
                            Capcom, 1.00% due 9/30/2005                                       2.7
                            Mabuchi Motor                                                     2.4
                            Santen Pharmaceutical                                             2.3
                            Obic                                                              2.2
                            TIS                                                               2.1
                            Circle K Japan                                                    2.1
                            Aeon Credit Service                                               2.0

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - 99.1%
AFRICA - 0.7%
  SOUTH AFRICA - 0.7%
    ANGLO AMERICAN PLATINUM                    14,500  $           650,062
    BARLOWORLD#                                60,000              414,695
    BOE                                       550,000              308,219
                                                       -------------------
      TOTAL SOUTH AFRICA - (COST $1,228,258)                     1,372,976
                                                       -------------------

TOTAL AFRICA - (COST $1,228,258)                                 1,372,976
                                                       -------------------
EUROPE - 63.3%
  DENMARK - 1.1%
    NOVO NORDISK                               57,500            2,186,936
                                                       -------------------
      TOTAL DENMARK - (COST $2,120,756)                          2,186,936
                                                       -------------------
  FINLAND - 1.7%
    NOKIA                                     100,691            3,332,311
                                                       -------------------
      TOTAL FINLAND - (COST $1,479,086)                          3,332,311
                                                       -------------------
  FRANCE - 13.9%
    AVENTIS                                    72,197            5,592,158
    AXA                                        25,737            3,037,075
    GROUPE DANONE                              14,963            1,944,923
    SANOFI-SYNTHELABO                          36,013            2,159,991
    SUEZ LYONNAISE DES EAUX                    20,983            3,101,620
    TOTAL FINA ELF                             39,282            5,855,297
    VIVENDI ENVIRONNEMENT                      40,673            1,781,260
    VIVENDI UNIVERSAL                          65,903            4,563,774
                                                       -------------------
      TOTAL FRANCE - (COST $24,446,046)                         28,036,098
                                                       -------------------
  GERMANY - 4.5%
    ALLIANZ                                    16,211            4,667,352
    DEUTSCHE POST                              90,065            1,535,873
    MUENCHENER
      RUECKVERSICHERUNGS-GESELLSCHAFT          10,135            2,889,939
                                                       -------------------
      TOTAL GERMANY - (COST $10,440,001)                         9,093,164
                                                       -------------------
  HUNGARY - 0.1%
    OTP BANK, GDR, 144A#                        6,000              287,280
                                                       -------------------
      TOTAL HUNGARY - (COST $281,465)                              287,280
                                                       -------------------
  IRELAND - 2.0%
    BANK OF IRELAND                           190,441            1,840,070
    ELAN, ADR*                                 45,400            2,276,810
                                                       -------------------
      TOTAL IRELAND - (COST $3,936,371)                          4,116,880
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
EUROPE - CONTINUED
  ITALY - 6.2%
    ALLEANZA ASSICURAZIONI                    123,949  $         1,569,325
    AUTOSTRADE                                254,598            1,569,950
    BANCA INTESA**                            472,151            1,772,015
    ENI                                       449,285            3,077,409
    TELECOM ITALIA                            366,066            3,072,686
    TELECOM ITALIA MOBILE                     208,955            1,436,814
                                                       -------------------
      TOTAL ITALY - (COST $11,917,127)                          12,498,199
                                                       -------------------
  NETHERLANDS - 7.2%
    ASM LITHOGRAPHY HOLDINGS                   60,431            1,597,799
    ELSEVIER                                   89,884            1,230,536
    ING GROEP                                  36,780            2,511,766
    KONINKLIJKE (ROYAL) KPN                    79,400              970,769
    KONINKLIJKE (ROYAL) PHILIPS
      ELECTRONICS                              66,366            1,949,624
    KONINKLIJKE AHOLD                          44,570            1,384,066
    TNT POST GROEP                             57,877            1,363,379
    VNU                                        86,367            3,590,074
                                                       -------------------
      TOTAL NETHERLANDS - (COST $14,717,893)                    14,598,013
                                                       -------------------
  POLAND - 0.2%
    POLSKI KONCERN NAFTOWY ORLEN, GDR,
      144A#                                    48,000              451,200
                                                       -------------------
      TOTAL POLAND - (COST $447,360)                               451,200
                                                       -------------------
  SPAIN - 3.6%
    AMADEUS GLOBAL TRAVEL DISTRIBUTION,
      SERIES A                                159,041              997,642
    BANCO BILBAO VIZCAYA ARGENTARIA           224,813            3,195,435
    BANCO SANTANDER CENTRAL HISPANO           130,105            1,292,879
    TELEFONICA                                108,035            1,828,895
                                                       -------------------
      TOTAL SPAIN - (COST $7,944,792)                            7,314,851
                                                       -------------------
  SWEDEN - 1.8%
    ERICSSON, CLASS B                         183,000            1,177,652
    NORDEA (NDA)                              360,000            2,176,287
    SKANDINAVISKA ENSKILDA BANKEN,
      SERIES A                                 34,831              322,635
                                                       -------------------
      TOTAL SWEDEN - (COST $5,420,811)                           3,676,574
                                                       -------------------
  SWITZERLAND - 1.8%
    SYNGENTA                                   35,000            1,773,352
    UBS                                        12,200            1,856,530
                                                       -------------------
      TOTAL SWITZERLAND - (COST $3,625,608)                      3,629,882
                                                       -------------------
  UNITED KINGDOM - 19.2%
    3I GROUP                                  177,000            3,185,238

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
EUROPE - CONTINUED
  UNITED KINGDOM - CONTINUED
    ANGLO AMERICAN                              7,745  $           491,585
    BARCLAYS                                   45,000            1,448,382
    BP                                        163,000            1,461,986
    CABLE & WIRELESS                           50,450              370,587
    DIAGEO                                    190,000            1,997,694
    GLAXOSMITHKLINE                           269,231            7,113,445
    HSBC HOLDINGS                             272,000            3,583,576
    KINGFISHER                                200,000            1,287,451
    MARCONI                                   210,050            1,230,452
    ROYAL BANK OF SCOTLAND                     80,000            1,852,784
    SAGE GROUP                                 33,560              141,982
    SCOTTISH & SOUTHERN ENERGY                210,000            1,802,431
    SHELL TRANSPORT & TRADING                 470,180            3,924,579
    VODAFONE GROUP                          2,435,332            7,394,246
    WPP GROUP                                 105,000            1,257,946
                                                       -------------------
      TOTAL UNITED KINGDOM - (COST $39,475,485)                 38,544,364
                                                       -------------------

TOTAL EUROPE - (COST $126,252,801)                             127,765,752
                                                       -------------------
  JAPAN - 24.6%
    ASAHI KASEI                               339,000            1,744,863
    BRIDGESTONE                                98,000            1,128,588
    CANON                                      72,000            2,826,043
    FAMILYMART                                 41,000              686,845
    FUJI PHOTO FILM                            38,000            1,531,502
    FUJITSU                                    78,000            1,073,119
    HITACHI                                   251,000            2,433,521
    HONDA MOTOR                                42,000            1,689,313
    ITO - YOKADO                               39,000            2,174,645
    KAO                                        89,000            2,261,644
    KYOCERA                                     7,900              755,060
    MABUCHI MOTOR                              15,100            1,514,094
    MARUI                                      81,000            1,094,072
    MATSUSHITA COMMUNICATION INDUSTRIAL        12,700              698,903
    MITSUBISHI HEAVY INDUSTRIES               490,000            2,002,590
    MITSUI MARINE AND FIRE INSURANCE          128,000              715,801
    MKC-STAT                                   75,000            1,162,344
    NAMCO                                      47,000              920,487
    NOMURA SECURITIES                          81,000            1,710,921
    NTT                                           230            1,461,174
    NTT DOCOM                                     132            2,713,390
    ROHM                                        8,000            1,411,403
    SANWA INTERNATIONAL FINANCE,
      PREFERRED                           150,000,000            1,329,260
    SECOM                                      38,000            2,306,478

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
  JAPAN - CONTINUED
    SHIN - ETSU CHEMICAL                       58,250  $         2,338,203
    SONY                                       20,800            1,555,392
    SUMITOMO BAKELITE                          91,000              854,287
    SUMITOMO ELECTRIC INDUSTRIES              113,000            1,397,354
    TAISHO PHARMACEUTICAL                      75,000            1,474,932
    TAKEFUJI                                   15,500            1,214,260
    TOPPAN PRINTING                           101,000              968,600
    TREND MICRO                                11,500              520,252
    TREND MICRO (NEW)*                         11,500              518,391
    YAMANOUCHI PHARMACEUTICAL                  56,000            1,549,953
                                                       -------------------
      TOTAL JAPAN - (COST $49,739,261)                          49,737,684
                                                       -------------------
LATIN AMERICA - 2.0%
  BRAZIL - 1.1%
    BRASIL TELECOM PARTICIPACOES,
      PREFERRED, ADR                            4,500              193,230
    EMBRAER, PREFERRED, ADR                    21,000              941,010
    PETROLEO BRASILEIRO, ADR                   39,000            1,009,800
                                                       -------------------
      TOTAL BRAZIL - (COST $1,616,611)                           2,144,040
                                                       -------------------
  MEXICO - 0.9%
    AMERICA MOVIL, ADR, SERIES L               18,000              331,200
    GRUPO TELEVISA, GDR*                       10,500              399,315
    TELEFONOS DE MEXICO, ADR                   18,000              622,800
    WAL-MART DE MEXICO                        193,000              456,447
                                                       -------------------
      TOTAL MEXICO - (COST $2,077,988)                           1,809,762
                                                       -------------------

TOTAL LATIN AMERICA - (COST $3,694,599)                          3,953,802
                                                       -------------------
MIDDLE EAST - 0.4%
  ISRAEL - 0.4%
    CHECK POINT SOFTWARE TECHNOLOGIES           3,600              225,828
    ORBOTECH*                                   5,000              172,200
    TEVA PHARMACEUTICAL INDUSTRIES, ADR         5,500              299,475
                                                       -------------------
      TOTAL ISRAEL - (COST $852,506)                               697,503
                                                       -------------------

TOTAL MIDDLE EAST - (COST $852,506)                                697,503
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
OTHER AREAS - 0.1%
  INVESTMENT COMPANIES - 0.1%
    INDIAN OPPORTUNITIES FUND* (A)                  1  $                 9
    NEAR EAST OPPORTUNITIES FUND (B) (L)       82,000              221,555
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $221,572)                 221,564
                                                       -------------------

TOTAL OTHER AREAS - (COST $221,572)                                221,564
                                                       -------------------
PACIFIC BASIN - 8.0%
  AUSTRALIA - 2.2%
    BHP                                       155,000            1,701,656
    BRAMBLES INDUSTRIES                        41,500            1,056,232
    NEWS CORPORATION                          170,500            1,620,100
                                                       -------------------
      TOTAL AUSTRALIA - (COST $4,147,335)                        4,377,988
                                                       -------------------
  CHINA - 0.4%
    CHINA PETROLEUM & CHEMICAL
      (SINOPEC), CLASS H                    4,450,000              793,115
                                                       -------------------
      TOTAL CHINA - (COST $698,327)                                793,115
                                                       -------------------
  HONG KONG - 3.2%
    CHEUNG KONG (HOLDINGS)                    102,000            1,134,569
    HENDERSON LAND DEVELOPMENT                280,000            1,285,293
    HONG KONG EXCHANGES & CLEARING            754,000            1,353,507
    HUTCHISON WHAMPOA                         127,850            1,372,924
    JOHNSON ELECTRIC HOLDINGS                 711,000            1,335,575
                                                       -------------------
      TOTAL HONG KONG - (COST $6,845,075)                        6,481,868
                                                       -------------------
  SINGAPORE - 1.4%
    DBS GROUP HOLDINGS                        119,000            1,039,044
    OVERSEAS CHINESE BANKING                  180,000            1,087,315
    OVERSEAS UNION BANK                       202,000              787,589
                                                       -------------------
      TOTAL SINGAPORE - (COST $3,538,664)                        2,913,948
                                                       -------------------
  TAIWAN - 0.8%
    UNITED MICROELECTRONICS, ADR*             150,000            1,648,500
                                                       -------------------
      TOTAL TAIWAN - (COST $1,687,155)                           1,648,500
                                                       -------------------

TOTAL PACIFIC BASIN - (COST $16,916,556)                        16,215,419
                                                       -------------------

TOTAL COMMON AND PREFERRED STOCKS - (COST
  $198,905,553)+                                               199,964,700
                                                       -------------------

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                          PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 0.7%
    STATE STREET BANK AND TRUST, 3.500%,
      05/01/2001 (C)                      $1,463,000            1,463,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $1,463,000)                 1,463,000
                                                      -------------------
TOTAL INVESTMENTS - (COST $200,368,553) - 99.8%               201,427,700
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 0.2%                                              493,042
                                                      -------------------
NET ASSETS - 100.0%                                   $       201,920,742
                                                      ===================

*    Non-income producing security.
**   Subsequent to April 30, 2001, name changed to Intesa BCI.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie, Inc., provides investment management services to the Near East Opportunities Fund. Martin Currie, Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) The repurchase agreement, dated 4/30/2001, $1,463,000 par due 5/1/2001, is collateralized by United States Treasury Notes, 6.625% due 5/31/2002 with a market value of $1,495,635.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Aerospace 0.5%, Air Travel 0.5%, Automobiles 1.4%, Banks 8.5%, Broadcasting 0.2%, Business Services 0.6%, Chemicals 6.1%, Commercial Services 0.5%, Computer Services 0.7%, Computer Software 0.6%, Conglomerates 0.7%, Diversified 4.9%, Drugs & Health Care 8.4%, Electric Utilities 0.9%, Electrical Equipment 3.5%, Electronics 5.9%, Financial Services 9.9%, Food & Beverages 1.9%, Household Products 1.1%, Industrial Machinery 1.0%, Insurance 4.9%, Leisure Time 0.5%, Mining 1.4%, Oil & Gas 8.2%, Photography 2.2%, Publishing 3.7%, Real Estate 1.2%, Retail 1.7%, Retail Trade 1.8%, Telecommunications 13.3%, Transportation 2.2%.
(l)  Fund is in liquidation.
ADR  American Depositary Receipts
GDR  Global Depositary Receipts
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - 96.0%
AFRICA - 10.4%
  SOUTH AFRICA - 10.4%
    ANGLO AMERICAN PLATINUM                    41,082  $         1,841,783
    BARLOWORLD #                              300,000            2,073,475
    BOE                                     4,200,000            2,353,674
    DE BEERS                                   35,102            1,472,273
    SANLAM                                  1,960,000            2,355,417
    SASOL                                     222,500            1,995,019
                                                       -------------------
      TOTAL SOUTH AFRICA - (COST $11,004,367)                   12,091,641
                                                       -------------------

TOTAL AFRICA - (COST $11,004,367)                               12,091,641
                                                       -------------------
EUROPE - 17.6%
  CZECH REPUBLIC - 0.4%
    CESKE RADIOKOMUNIKACE, GDR *               34,000              460,700
                                                       -------------------
      TOTAL CZECH REPUBLIC - (COST $1,204,372)                     460,700
                                                       -------------------
  FRANCE - 7.2%
    CREDIT AGRICOLE INDOSUEZ WIDGIT (W)
      RELIANCE INDUSTRIES, 10/19/01           320,000            2,343,046
      HINDALCO INDUSTRIES, 11/06/01            74,000            1,278,907
      ITC LTD., 11/06/01                       83,000            1,483,263
      ICICI BANK, 03/04/02                    430,000            1,453,068
      INFOSYS TECHNOLOGY, 01/14/02             12,500              994,717
      MAHANAGAR TELEPHONE, 03/22/02           230,000              737,944
                                                       -------------------
      TOTAL FRANCE - (COST $8,153,920)                           8,290,945
                                                       -------------------
  GREECE - 2.2%
    COMMERCIAL BANK OF GREECE, GDR             14,000              691,629
    NATIONAL BANK OF GREECE, GDR               32,000            1,246,409
    STET HELLAS TELECOMMUNICATIONS, ADR
      *                                        73,750              649,000
                                                       -------------------
      TOTAL GREECE - (COST $3,487,276)                           2,587,038
                                                       -------------------
  HUNGARY - 1.1%
    MATAV, ADR                                 41,700              696,390
    OTP BANK, GDR, 144A #                      13,000              622,440
                                                       -------------------
      TOTAL HUNGARY - (COST $1,526,048)                          1,318,830
                                                       -------------------
  POLAND - 1.2%
    POLSKI KONCERN NAFTOWY ORLEN, GDR,
      144A #                                   95,000              893,000
    POWSZECHNY BANK KREDYTOWY, GDR, 144A
      #                                        21,000              544,425
                                                       -------------------
      TOTAL POLAND - (COST $1,274,500)                           1,437,425
                                                       -------------------
  RUSSIA - 3.7%
    AO MOSENERGO, ADR                         155,000              472,750
    LUKOIL, ADR                                25,000            1,088,750

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
    OAO LUKOIL HOLDING, PREFERRED, ADR         28,200              676,800
COMMON AND PREFERRED STOCKS - CONTINUED
EUROPE - CONTINUED
  RUSSIA - CONTINUED
    SURGUTNEFTEGAZ, ADR                       126,000  $         1,496,250
    YUKOS, ADR *                               11,500              500,250
                                                       -------------------
      TOTAL RUSSIA - (COST $4,394,633)                           4,234,800
                                                       -------------------
  TURKEY - 1.8%
    TUPRAS                                 36,000,000            1,178,525
    YAPI VE KREDI BANKASI                 190,000,000              879,092
                                                       -------------------
      TOTAL TURKEY - (COST $2,138,431)                           2,057,617
                                                       -------------------

TOTAL EUROPE - (COST $22,179,180)                               20,387,355
                                                       -------------------
LATIN AMERICA - 23.8%
  ARGENTINA - 1.8%
    GRUPO FINANCIERO GALICIA, ADR              71,000            1,061,450
    TELECOM ARGENTINA, ADR                     65,000            1,023,750
                                                       -------------------
      TOTAL ARGENTINA - (COST $2,291,720)                        2,085,200
                                                       -------------------
  BRAZIL - 13.1%
    BANCO BRADESCO, PREFERRED              79,460,156              454,214
    BANCO ITAU, PREFERRED                  11,466,179              927,354
    BRASIL TELECOM PARTICIPACOES, ADR          18,500              794,390
    COMPANHIA AIRCRAFT, PREFERRED              77,000            1,790,861
    COMPANHIA BRASILEIRA DE
      DISTRIBUICAO, PREFERRED, ADR             17,800              506,410
    COMPANHIA DE BEBIDAS DAS AMERICAS,
      PREFERRED, ADR                           47,000            1,146,800
    COMPANHIA PARANAENSE                       30,000              232,500
    COMPANHIA SIDERURGICA NACIONAL (CSN)   72,230,449            1,706,335
    EMBRAER, PREFERRED, ADR                    44,700            2,003,007
    PETROBRAS PETROLEO BRASILEIRO,
      PREFERRED                               118,610            2,894,116
    PETROLEO BRASILEIRO, ADR                   32,000              864,000
    TELE NORTE LESTE PARTICIPACOES,
      PREFERRED                                67,731            1,183,938
    TELEMIG CELULAR PARTICIPACOES,
      PREFERRED, ADR                           10,000              380,000
    UNIBANCO - UNIAO DE BANCOS
      BRASILEIROS, PREFERRED, GDR              14,000              336,700
                                                       -------------------
      TOTAL BRAZIL - (COST $14,661,967)                         15,220,625
                                                       -------------------
  MEXICO - 8.9%
    AMERICA MOVIL, ADR, SERIES L *             56,600            1,041,440
    FOMENTO ECONOMICO MEXICANO, ADR            30,000            1,146,000
    GRUPO FINANCIERO BANAMEX ACCIVAL,
      SERIES O                                535,000              982,181
    GRUPO FINANCIERO BANCOMER, SERIES O
      *                                     1,170,000              938,780
    GRUPO MODELO, SERIES C                    200,000              550,756
    GRUPO TELEVISA, ADR *                      16,000              608,480
    NUEVA GRUPO MEXICO, SERIES B              109,000              284,271
    TELEFONOS DE MEXICO, ADR                   78,600            2,719,560

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
LATIN AMERICA - CONTINUED
  MEXICO - CONTINUED
    TUBOS DE ACERO DE MEXICO, ADR *            47,000  $           630,270
    WAL-MART DE MEXICO, SERIES V              590,653            1,396,901
                                                       -------------------
      TOTAL MEXICO - (COST $8,926,275)                          10,298,639
                                                       -------------------

TOTAL LATIN AMERICA - (COST $25,879,962)                        27,604,464
                                                       -------------------
MIDDLE EAST - 5.7%
  EGYPT - 0.7%
    COMMERCIAL INTERNATIONAL BANK              63,000              607,600
    EFG HERMES HOLDING, GDR, 144A #            40,008              178,035
                                                       -------------------
      TOTAL EGYPT - (COST $1,100,949)                              785,635
                                                       -------------------
  ISRAEL - 4.4%
    BANK HAPOALIM                             248,009              622,273
    BANK LEUMI LE-ISRAEL                      530,977            1,118,996
    CHECK POINT SOFTWARE TECHNOLOGIES *        26,250            1,646,662
    ORBOTECH *                                  6,900              237,636
    TEVA PHARMACEUTICAL INDUSTRIES, ADR        26,500            1,442,925
                                                       -------------------
      TOTAL ISRAEL - (COST $5,983,766)                           5,068,492
                                                       -------------------
  INVESTMENT COMPANIES - 0.6%
    NEAR EAST OPPORTUNITIES FUND (B) (L)      260,000              702,491
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $702,491)                 702,491
                                                       -------------------

TOTAL MIDDLE EAST - (COST $11,113,165)                           6,556,618
                                                       -------------------
OTHER AREAS - 1.3%
  INVESTMENT COMPANIES - 1.3%
    INDIAN OPPORTUNITIES FUND * (A)           175,000            1,552,250
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $1,436,500)             1,552,250
                                                       -------------------

TOTAL OTHER AREAS - (COST $1,436,500)                            1,552,250
                                                       -------------------
PACIFIC BASIN - 37.2%
  CHINA - 4.9%
    CHINA PETROLEUM & CHEMICAL
      (SINOPEC), CLASS H                   10,028,000            1,787,270
    CHINA UNICOM, ADR *                       266,590            3,852,226
                                                       -------------------
      TOTAL CHINA - (COST $5,881,008)                            5,639,496
                                                       -------------------
  HONG KONG - 4.1%
    CHINA MOBILE (HONG KONG)*                 350,000            1,723,298

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
PACIFIC BASIN - CONTINUED
  HONG KONG - CONTINUED
    HENDERSON LAND DEVELOPMENT                270,000  $         1,239,390
    JOHNSON ELECTRIC HOLDINGS                 936,500            1,759,164
                                                       -------------------
      TOTAL HONG KONG - (COST $4,676,658)                        4,721,852
                                                       -------------------
  INDONESIA - 0.0%
    PT BANK PAN INDONESIA, TBK, WARRANTS
      7/08/2002 *                           5,124,000                7,068
    PT TELEKOMUNIKASI INDONESIA, ADR              720                2,930
                                                       -------------------
      TOTAL INDONESIA - (COST $8,668)                                9,998
                                                       -------------------
  SOUTH KOREA - 13.4%
    COREVEST PARTNERS INTERNATIONAL * #           995            3,751,869
    GOOD MORNING SECURITIES *                 210,000              948,747
    HYUNDAI MOTOR                              48,000              750,797
    KOOKMIN BANK                               90,000            1,066,059
    KORAM BANK *                              110,000              601,367
    KOREA ELECTRIC POWER                      140,713            2,430,691
    LOCUS                                          37                  506
    POHANG IRON & STEEL (POSCO)                 7,883              586,586
    SAMSUNG ELECTRONICS AMERICA                22,441            3,902,042
    SAMSUNG SDI                                13,000              539,939
    SK TELECOM                                  5,893            1,013,489
                                                       -------------------
      TOTAL SOUTH KOREA - (COST $13,689,554)                    15,592,092
                                                       -------------------
  TAIWAN - 9.6%
    ASUSTEK COMPUTER                          235,000            1,068,182
    COMPAL ELECTRONICS                              1                    2
    COMPEQ MANUFACTURING                      179,000              546,959
    ELAN MICROELECTRONICS                         168                  409
    PREMIER IMAGE TECHNOLOGY                  890,000            1,583,004
    QUANTA COMPUTER                           310,000            1,036,789
    SUNPLUS TECHNOLOGY                        101,145              498,191
    TAIPEI BANK                             2,897,000            1,726,397
    TAIWAN SEMICONDUCTOR MANUFACTURING      1,283,216            3,550,400
    UNITED MICROELECTRONICS                   740,000            1,181,210
    UNITED WORLD CHINESE COMMERCIAL BANK            1                    1
                                                       -------------------
      TOTAL TAIWAN - (COST $11,454,431)                         11,191,544
                                                       -------------------
  THAILAND - 2.1%
    ADVANCED INFO SERVICE                     100,600            1,018,121
    BANGKOK BANK *                          1,300,000            1,438,116
                                                       -------------------
      TOTAL THAILAND - (COST $2,381,132)                         2,456,237
                                                       -------------------

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
PACIFIC BASIN - CONTINUED
  INVESTMENT COMPANIES - 3.1%
    TAIWAN OPPORTUNITIES FUND * (B)           265,000  $         2,657,950
    THE CHINA HEARTLAND FUND * (B) #           94,944              938,996
                                                       -------------------
      TOTAL INVESTMENT COMPANIES - (COST $3,192,016)             3,596,946
                                                       -------------------

TOTAL PACIFIC BASIN - (COST $41,283,467)                        43,208,165
                                                       -------------------

TOTAL COMMON AND PREFERRED STOCKS -
  (COST $109,570,682)+                                         111,400,493
                                                       -------------------

                                           PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 4.0%
    STATE STREET BANK AND TRUST, 3.500%,
      05/01/2001 (C)                      $ 4,618,000            4,618,000
                                                       -------------------

TOTAL SHORT TERM INVESTMENT - (COST $4,618,000)                  4,618,000
                                                       -------------------

TOTAL INVESTMENTS - (COST $114,188,682) - 100.0%               116,018,493
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 0.0%                                               (44,031)
                                                       -------------------
NET ASSETS - 100.0%                                    $       115,974,462
                                                       ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Near East Opportunities Fund, the Taiwan Opportunities Fund and the China Heartland Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) The repurchase agreement, dated 4/30/2001, $4,618,000 par due 5/1/2001, is collateralized by United States Treasury Notes, 11.125% due 8/15/2003 with a market value of $4,712,425.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Aerospace 1.7%, Automobiles 0.7%, Banks 13.1%, Breweries 1.5%, Broadcasting 0.9%, Computer Services 1.4%, Computers 1.8%, Conglomerates 1.3%, Diversified 2.8%, Drugs & Health Care 1.2%, Electric Utilities 2.7%, Electronics 7.0%, Finance 0.9%, Financial Services 13.0%, Food & Beverages 0.4%, Insurance 2.0%, Investment Companies 4.4%, Mining 3.4%, Oil & Gas 12.1%, Photography 1.4%, Real Estate 1.1%, Retail Trade 1.2%, Semi-Conductor Manufacturing Equipment 3.5%, Steel 2.0%, Telecommunications 13.9%.
(l)  Fund is in liquidation.
(w) A WIDGIT is a derivative instrument issued by Credit Agricole Indosuez through W.I. Carr's Developing Markets Growth Index Tracker (WIDGIT) program. Each WIDGIT relates to the specified underlying security and the market value corresponds to the value of the underlying security translated into U.S.$. WIDGITs are non-interest bearing and expire on the listed redemption date.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - 91.5%
AUSTRALIA - 20.3%
    AMP                                       950,000  $         9,692,849
    BHP                                     1,150,000           12,625,191
    BRAMBLES INDUSTRIES                       321,000            8,169,893
    FOSTER'S BREWING GROUP                  3,070,000            7,721,170
    NEWS CORPORATION                        1,064,700           10,116,836
    WMC                                     2,850,000           13,681,456
                                                       -------------------
      TOTAL AUSTRALIA - (COST $58,618,475)                      62,007,395
                                                       -------------------
CHINA - 7.7%
    CHINA PETROLEUM AND CHEMICAL
      (SINOPEC), CLASS H                   61,954,000           11,041,936
    CHINA UNICOM, ADR*                        859,853           12,424,876
                                                       -------------------
      TOTAL CHINA - (COST $26,831,022)                          23,466,812
                                                       -------------------
HONG KONG - 29.3%
    CHEUNG KONG (HOLDINGS)                  1,525,000           16,962,912
    HENDERSON LAND DEVELOPMENT              2,947,000           13,527,709
    HONG KONG EXCHANGES & CLEARING          8,870,000           15,922,554
    HUTCHISON WHAMPOA                       1,473,000           15,817,893
    JOHNSON ELECTRIC HOLDINGS               6,846,500           12,860,780
    WHARF (HOLDINGS)                        6,080,000           14,344,403
                                                       -------------------
      TOTAL HONG KONG - (COST $87,886,406)                      89,436,251
                                                       -------------------
SINGAPORE - 11.4%
    CITY DEVELOPMENTS                       1,626,000            5,714,662
    DBS GROUP HOLDINGS                        965,000            8,425,865
    OVERSEAS CHINESE BANK                   1,865,700           11,270,017
    OVERSEAS UNION BANK                     2,350,000            9,162,548
                                                       -------------------
      TOTAL SINGAPORE - (COST $41,731,299)                      34,573,092
                                                       -------------------
SOUTH KOREA - 9.6%
    GOOD MORNING SECURITIES*                  720,000            3,252,847
    HYUNDAI MOTOR                             320,000            5,005,315
    KOREA ELECTRIC POWER                      234,800            4,055,961
    SAMSUNG ELECTRONICS AMERICA                60,079           10,446,538
    SHINHAN BANK                              390,000            3,464,693
    SK TELECOM                                 18,098            3,112,526
                                                       -------------------
      TOTAL SOUTH KOREA - (COST $26,971,987)                    29,337,880
                                                       -------------------
TAIWAN - 10.3%
    COMPEQ MANUFACTURING                      937,000            2,863,135
    SUNPLUS TECHNOLOGY                      1,322,000            6,511,523

See Notes to Financial Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                            SHARES            VALUE
                                            ------            -----
COMMON STOCKS - CONTINUED
TAIWAN - CONTINUED
    TAIPEI BANK                            12,662,000  $         7,545,613
    TAIWAN SEMICONDUCTOR MANUFACTURING      5,241,996           14,503,547
                                                       -------------------
      TOTAL TAIWAN - (COST $29,512,160)                         31,423,818
                                                       -------------------
THAILAND - 2.9%
    ADVANCED INFO SERVICE                     260,800            2,639,422
    BANGKOK BANK*                           5,515,600            6,101,594
                                                       -------------------
      TOTAL THAILAND - (COST $8,565,029)                         8,741,016
                                                       -------------------

TOTAL COMMON STOCKS - (COST $280,116,378)+                     278,986,264
                                                       -------------------

                                          PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 3.3%
    STATE STREET BANK AND TRUST, 3.500%,
      05/01/2001 (A)                      $9,933,000            9,933,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $9,933,000)                 9,933,000
                                                      -------------------

TOTAL INVESTMENTS - (COST $290,049,378) - 94.8%               288,919,264
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 5.2%                                           15,963,710
                                                      -------------------
NET ASSETS - 100.0%                                   $       304,882,974
                                                      ===================

*    Non-income producing security.
(a) The repurchase agreement, dated 4/30/2001, $9,933,000 par due 5/1/2001, is collateralized by United States Treasury Notes, 6.875% due 5/15/2006 with a market value of $10,133,596.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Automobiles 1.6%, Banks 12.3%, Breweries 2.5%, Commercial Services 2.7%, Conglomerates 5.2%, Diversified 8.9%, Electric Utilities 1.3%, Electronics 8.6%, Financial Services 12.2%, Mining 4.5%, Oil & Gas 3.6%, Publishing 3.3%, Real Estate 11.9%, Semi-Conductor Manufacturing Equipment 6.9%, Telecommunications 6.0%.

ADR  American Depositary Receipts

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2001

                                             SHARES            VALUE
                                             ------            -----
COMMON AND PREFERRED STOCKS - 93.8%
AFRICA - 34.9%
  SOUTH AFRICA - 34.9%
    ANGLO AMERICAN PLATINUM                     94,745  $         4,247,597
    BARLOWORLD#                                770,000            5,321,918
    BOE                                      6,835,000            3,830,324
    DE BEERS                                    85,800            3,598,685
    MGX HOLDINGS*                              317,900              316,712
    SANLAM                                   5,000,000            6,008,717
    SASOL                                      586,000            5,254,296
                                                        -------------------
      TOTAL SOUTH AFRICA - (COST $26,599,770)                    28,578,249
                                                        -------------------

TOTAL AFRICA - (COST $26,599,770)                                28,578,249
                                                        -------------------
EUROPE - 41.1%
  CROATIA - 1.5%
    PLIVA D.D., GDR                            102,500            1,199,250
                                                        -------------------
      TOTAL CROATIA - (COST $1,609,063)                           1,199,250
                                                        -------------------
  CZECH REPUBLIC - 1.3%
    CESKE RADIOKOMUNIKACE, GDR*                 77,860            1,055,003
                                                        -------------------
      TOTAL CZECH REPUBLIC - (COST $2,739,553)                    1,055,003
                                                        -------------------
  GREECE - 8.5%
    COMMERCIAL BANK OF GREECE                   45,000            2,223,094
    NATIONAL BANK OF GREECE                     90,000            3,505,525
    STET HELLAS TELECOMMUNICATIONS, ADR*       144,500            1,271,600
                                                        -------------------
      TOTAL GREECE - (COST $8,833,959)                            7,000,219
                                                        -------------------
  HUNGARY - 4.1%
    MATAV, ADR                                 107,600            1,796,920
    OTP BANK, GDR, 144A#                        33,000            1,580,040
                                                        -------------------
      TOTAL HUNGARY - (COST $3,990,400)                           3,376,960
                                                        -------------------
  POLAND - 5.4%
    DEBICA                                     110,000              805,047
    POLSKI KONCERN NAFTOWY ORLEN, GDR,
      144A#                                    250,000            2,350,000
    POWSZECHNY BANK KREDYTOWY, GDR,
      144A#                                     49,000            1,270,325
                                                        -------------------
      TOTAL POLAND - (COST $4,313,871)                            4,425,372
                                                        -------------------
  RUSSIA - 13.3%
    AO MOSENERGO, ADR                          378,000            1,152,900
    OAO LUKOIL HOLDINGS, ADR                    66,300            2,887,365
    OAO LUKOIL HOLDINGS, PREFERRED, ADR         72,000            1,728,000
    SURGUTNEFTEGAZ, ADR                        320,300            3,803,562
    YUKOS, ADR*                                 29,000            1,261,500
                                                        -------------------
      TOTAL RUSSIA - (COST $11,590,838)                          10,833,327
                                                        -------------------

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                             SHARES            VALUE
                                             ------            -----
COMMON AND PREFERRED STOCKS - CONTINUED
EUROPE - CONTINUED
  TURKEY - 7.0%
    TUPRAS                                 100,000,000  $         3,273,680
    YAPI VE KREDI BANKASI                  526,000,000            2,433,697
                                                        -------------------
      TOTAL TURKEY - (COST $5,931,811)                            5,707,377
                                                        -------------------

TOTAL EUROPE - (COST $39,009,495)                                33,597,508
                                                        -------------------
MIDDLE EAST - 17.8%
  EGYPT - 2.2%
    COMMERCIAL INTERNATIONAL BANK              142,909            1,378,278
    EFG HERMES HOLDING, GDR, 144A#              88,863              395,440
    INTERNATIONAL FOODS* (C)                    14,800               38,063
                                                        -------------------
      TOTAL EGYPT - (COST $2,928,694)                             1,811,781
                                                        -------------------
  ISRAEL - 13.9%
    BANK HAPOALIM                              531,250            1,332,945
    BANK LEUMI LE-ISRAEL                       921,825            1,942,680
    CHECK POINT SOFTWARE TECHNOLOGIES*          61,250            3,842,213
    ORBOTECH*                                   17,725              610,449
    TEVA PHARMACEUTICAL INDUSTRIES, ADR         67,000            3,648,150
                                                        -------------------
      TOTAL ISRAEL - (COST $12,688,071)                          11,376,437
                                                        -------------------
  INVESTMENT COMPANIES - 1.7%
    NEAR EAST OPPORTUNITIES FUND (A)(L)        500,000            1,350,945
                                                        -------------------
      TOTAL INVESTMENT COMPANIES - (COST $1,350,945)              1,350,945
                                                        -------------------

TOTAL MIDDLE EAST - (COST $16,967,710)                           14,539,163
                                                        -------------------

TOTAL COMMON AND PREFERRED STOCKS - (COST
  $82,576,975)+                                                  76,714,920
                                                        -------------------

                                          PRINCIPAL
                                            AMOUNT
                                            ------
SHORT TERM INVESTMENT - 10.5%
    STATE STREET BANK AND TRUST, 3.500%,
      05/01/2001 (B)                      $8,619,000            8,619,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $8,619,000)                 8,619,000
                                                      -------------------

TOTAL INVESTMENTS - (COST $91,195,975) - 104.3%                85,333,920
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - (4.3)%                                         (3,553,937)
                                                      -------------------
NET ASSETS - 100.0%                                   $        81,779,983
                                                      ===================

See Notes to Financial Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie, Inc., provides investment management services to the Near East Opportunities Fund. Martin Currie, Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) The repurchase agreement, dated 4/30/2001, $8,619,000 par due 5/1/2001, is collateralized by United States Treasury Bonds, 6.250% due 8/15/2023 with a market value of $8,794,768.
(c)  Valued by management.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Banks 23.8%, Broadcasting 1.3%, Computer Services 4.7%, Conglomerates 4.4%, Diversified 6.9%, Drugs & Health Care 5.9%, Electric Utilities 1.4%, Electronics 0.7%, Financial Services 0.5%, Insurance 7.3%, Mining 5.2%,
     Oil & Gas 25.1%, Telecommunications 3.8%, Tires & Rubber 1.0%.
(l)  Fund is in liquidation.

ADR  American Depositary Receipts
GDR  Global Depositary Receipts

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2001

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCK AND CONVERTIBLE BONDS - 96.0%
COMMON STOCK - 93.3%
    ADERANS                                    113,000  $         4,096,953
    AEON CREDIT SERVICE                         47,400            2,558,637
    AIDA ENGINEERING#                          225,000              826,690
    AIFUL                                       39,050            3,631,162
    AISIN SEIKI                                 24,000              363,598
    ALPHA SYSTEMS                                6,600              442,795
    ALPINE ELECTRONICS                         206,000            1,975,559
    ALTECH#                                    101,200            1,167,078
    ASIA SECURITIES PRINTING#                  167,000            1,486,667
    BENESSE                                     50,100            2,148,909
    C TWO NETWORK                               20,100            1,392,433
    C. UYEMURA & COMPANY#                       77,000            1,486,222
    CAWACHI                                     15,000              892,243
    CIRCLE K JAPAN                              89,380            2,611,272
    COSEL                                       49,000              965,605
    DAIEI OMC*                                 109,000              423,421
    DAITO TRUST CONSTRUCTION                    69,000            1,172,662
    DAIWA LOGISTICS#                           143,800              616,793
    EIDEN#                                     232,000            1,323,676
    FAMILYMART                                 113,000            1,893,012
    FUJI TELEVISION NETWORK                        294            2,131,866
    FUKUDA DENSHI                               14,000              322,907
    HAKUTO                                      89,100            2,249,763
    HIROSE ELECTRIC                             26,200            2,476,559
    HITACHI METALS                             262,000            1,202,234
    HOKUTO                                      25,200              921,814
    JAPAN BUSINESS COMPUTER                     84,000              930,652
    JAPAN MEDICAL DYNAMIC MARKETING             32,700            1,468,741
    JGC                                        160,000            1,262,493
    JSR                                        388,000            2,464,937
    KAWASUMI LABORATORIES#                     148,000            1,212,123
    KISSEI PHARMACEUTICAL                      103,000            2,071,420
    KONAMI                                      26,000            1,247,764
    KONICA                                     140,000              958,524
    KYOTO KIMONO YUZEN#                            282            1,346,498
    MABUCHI MOTOR                               31,200            3,128,459
    MEITEC                                     100,800            3,670,942
    MKC-STAT                                    95,000            1,472,302
    MORI SEIKI                                 100,000              939,586
    MOSHI MOSHI HOTLINE                         17,100            1,453,081
    MTI                                            132              384,575
    NAMCO                                      111,000            2,173,916
    NICHIREI                                   402,000            1,545,340

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                           SHARES/PAR          VALUE
                                           ----------          -----
COMMON STOCK AND CONVERTIBLE BONDS - CONTINUED
COMMON STOCK - CONTINUED
    NIPPON BROADCASTING SYSTEM                  45,000  $         1,638,814
    NIPPON KONPO UNYU SOKO#                    186,000            1,166,592
    NIPPON SYSTEM DEVELOPMENT                   43,800            2,552,179
    NISHIO RENT ALL#                           131,000              842,836
    NISSHA PRINTING#                           170,000              921,782
    NISSHIN FUDOSAN#                            50,000              764,780
    NISSIN                                      54,000            1,088,281
    NITTO DENKO                                 74,353            2,424,979
    NORITZ                                     119,000            1,291,458
    OBIC                                        13,600            2,806,620
    OKAMURA#                                   375,000            1,669,162
    OSAKA GAS                                  660,000            1,965,605
    PCA#                                        23,000              241,978
    RYOSAN                                      58,000              883,859
    SANKEN ELECTRIC                            183,000              910,816
    SANTEN PHARMACEUTICAL                      178,000            3,017,926
    SANYO ELECTRIC CREDIT                       65,200            1,952,333
    SANYO SHIPAN FINANCE                        37,000            1,467,244
    SATO                                        72,000            1,631,530
    SODICK                                     217,000              913,204
    STAR MICRONICS                             115,000            1,459,313
    SUMITOMO BAKELITE                          159,000            1,492,656
    TAIYO YUDEN                                 55,950            1,562,153
    TDC SOFTWARE#                               56,400            1,049,812
    TERUMO                                     121,000            2,428,519
    TIS                                         77,700            2,760,515
    TOKYO STYLE                                138,000            1,463,036
    TOPPAN FORMS                                67,500            1,136,244
    TOWA                                        71,000            1,040,594
    TREND MICRO                                  6,500              294,056
    TREND MICRO (NEW)*                           6,500              293,004
    TSUBAKI NAKASHIMA                          233,500            2,173,148
    USS                                         60,000            1,631,530
    WELFIDE                                    173,000            1,493,878
    YOKOWO                                      80,700              844,455
    YOSHIMOTO KOGYO                             39,000              359,811
    YUSEN AIR & SEA SERVICE#                    84,000            1,040,100
                                                        -------------------
TOTAL COMMON STOCK - (COST $124,698,300)                        121,186,685
                                                        -------------------

See Notes to Financial Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                  APRIL 30, 2001

                                           SHARES/PAR          VALUE
                                           ----------          -----
CONVERTIBLE BONDS - 2.7%
    CAPCOM, 1.00%, 9/30/2005              Y338,000,000  $         3,517,728
                                                        -------------------
      TOTAL CONVERTIBLE BONDS - (COST $3,326,704)                 3,517,728
                                                        -------------------

TOTAL COMMON STOCK AND CONVERTIBLE BONDS -
  (COST $128,025,004)+                                          124,704,413
                                                        -------------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
                                            ------           -----
SHORT TERM INVESTMENT - 3.5%
    STATE STREET BANK AND TRUST, 3.50%,
      5/01/2001 (A)                       $4,526,000            4,526,000
                                                      -------------------

TOTAL SHORT TERM INVESTMENT - (COST $4,526,000)                 4,526,000
                                                      -------------------

TOTAL INVESTMENTS - (COST $132,551,004) - 99.5%               129,230,413
CASH, RECEIVABLES AND OTHER ASSETS, LESS
  LIABILITIES - 0.5%                                              689,738
                                                      -------------------
NET ASSETS - 100.0%                                   $       129,920,151
                                                      ===================

*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The repurchase agreement, dated 4/30/2001, $4,526,000 par due 5/1/2001, is collateralized by United States Treasury Bonds, 11.250% due 2/15/2015 with a market value of $4,621,972.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Auto Parts 0.3%, Broadcasting 2.9%, Chemicals 4.1%, Commercial Services 4.9%, Computer Services 1.1%, Computer Software 2.5%, Computers & Business Equipment 7.7%, Cosmetics & Toiletries 3.1%, Diversified 4.3%, Drugs & Health Care 9.2%, Electrical Equipment 6.7%, Electronics 6.0%, Entertainment 3.7%, Financial Services 8.6%, Food & Beverages 1.8%, Industrial Machinery 1.4%, Lease Rental Obligations 1.2%, Leisure Time 1.7%, Metals 2.6%, Office Furnishings & Supplies 1.3%, Photography 0.7%, Plastics 1.9%, Printing 4.0%, Retail 4.3%, Retail Trade 4.3%, Semi-Conductor Manufacturing Equipment 1.5%, Software 0.2%, Telecommunications Services 0.3%, Transportation 2.2%, Utilities 1.5%.
Y    Reflected at par and denominated in Japanese yen.

See Notes to Financial Statements.

                      [This page intentionally left blank]

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                              STATEMENTS OF ASSETS & LIABILITIES
                                                                  APRIL 30, 2001

                                  MCBT               MCBT              MCBT              MCBT              MCBT
                           OPPORTUNISTIC EAFE  GLOBAL EMERGING     ASIA PACIFIC          EMEA          JAPAN SMALL
                                  FUND           MARKETS FUND     EX JAPAN FUND          FUND         COMPANIES FUND
                           ------------------  ----------------  ----------------  ----------------  ----------------
ASSETS
  Investment in
    securities, at value
    (Note B)                $    199,964,700   $    111,400,493  $    278,986,264  $     76,714,920  $    124,704,413
  Investment in
    repurchase
    agreements, at value
    (Note B)                       1,463,000          4,618,000         9,933,000         8,619,000         4,526,000
                            ----------------   ----------------  ----------------  ----------------  ----------------
    Total Investments            201,427,700        116,018,493       288,919,264        85,333,920       129,230,413
  Cash                                   279                932               796               110               487
  Foreign currency, at
    value (Note B)                   229,455            586,431        13,270,335               434           918,769
  Receivable for
    investments sold               1,557,957          1,673,902         3,676,954         2,425,612           522,111
  Unrealized appreciation
    on spot contracts                  7,900            220,164                 -           611,075                 -
  Dividend and interest
    receivable                       464,128            456,966           305,864           487,351           432,333
  Foreign tax reclaims
    receivable                       172,880                 87                 -                 -                 -
  Deferred organization
    expense                                -              1,984                 -                 -                 -
                            ----------------   ----------------  ----------------  ----------------  ----------------
    TOTAL ASSETS                 203,860,299        118,958,959       306,173,213        88,858,502       131,104,113
                            ----------------   ----------------  ----------------  ----------------  ----------------
LIABILITIES
  Payable for investments
    purchased                      1,321,021          2,658,422                 -         6,717,783           549,756
  Unrealized depreciation
    on spot contracts                  3,589                 33               142                 -                 -
  Unrealized depreciation
    on forward foreign
    currency contracts               190,855                  -                 -                 -           268,534
  Management fee payable
    (Note C)                         350,642            235,921         1,140,037           301,424           305,869
  Administration fee
    payable (Note C)                   7,954              6,993            18,176             4,947             9,811
  Trustees fees payable
    (Note C)                           3,287              3,358             4,133               367             1,358
  Deferred country taxes
    payable (Note B)                       -             19,403            50,135                 -                 -
  Accrued expenses and
    other liabilities                 62,209             60,367            77,616            53,998            48,634
                            ----------------   ----------------  ----------------  ----------------  ----------------
    TOTAL LIABILITIES              1,939,557          2,984,497         1,290,239         7,078,519         1,183,962
                            ----------------   ----------------  ----------------  ----------------  ----------------
TOTAL NET ASSETS            $    201,920,742   $    115,974,462  $    304,882,974  $     81,779,983  $    129,920,151
                            ================   ================  ================  ================  ================
COMPOSITION OF NET ASSETS
  Paid-in-capital           $    208,674,645   $    154,446,559  $    370,527,596  $    123,304,656  $    143,737,189
  Overdistributed net
    investment income                (34,754)        (1,584,870)         (289,081)         (282,782)       (1,940,681)
  Accumulated net
    realized gain (loss)
    on investment and
    foreign currency
    transactions                  (7,571,447)       (38,626,107)      (64,058,200)      (35,210,546)       (8,275,230)
  Net unrealized
  appreciation/(depreciation)
    on investments and
    foreign currency
    translations                     852,298          1,738,880        (1,297,341)       (6,031,345)       (3,601,127)
                            ----------------   ----------------  ----------------  ----------------  ----------------
TOTAL NET ASSETS            $    201,920,742   $    115,974,462  $    304,882,974  $     81,779,983  $    129,920,151
                            ================   ================  ================  ================  ================
SHARES OF BENEFICIAL
  INTEREST OUTSTANDING            18,068,120         19,816,936       141,592,958        13,540,116        14,024,840
NET ASSET VALUE PER SHARE   $          11.18   $           5.85  $           2.15  $           6.04  $           9.26

Identified cost of
  investments               $    200,368,553   $    114,188,682  $    290,049,378  $     91,195,975  $    132,551,004
Cost of foreign currency    $        230,498   $        583,055  $     13,387,168  $            435  $        925,871

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2001

                                  MCBT              MCBT             MCBT            MCBT            MCBT
                           OPPORTUNISTIC EAFE  GLOBAL EMERGING   ASIA PACIFIC        EMEA        JAPAN SMALL
                                  FUND          MARKETS FUND    EX JAPAN FUND        FUND       COMPANIES FUND
                           ------------------  ---------------  --------------  --------------  --------------
INVESTMENT INCOME
  Interest income            $      360,993    $      296,053   $      998,574  $      312,195  $      293,396
  Dividend income                 2,958,504         2,628,099        3,745,308       1,605,409       1,061,073
  Foreign taxes withheld           (448,114)         (264,873)        (403,587)        (58,358)       (163,608)
                             --------------    --------------   --------------  --------------  --------------
    TOTAL INVESTMENT
      INCOME                      2,871,383         2,659,279        4,340,295       1,859,246       1,190,861
                             --------------    --------------   --------------  --------------  --------------
EXPENSES
  Management
    fees (Note C)                 1,621,029         1,028,786        4,229,206       1,364,199       1,423,177
  Custodian fees                    244,481           243,059          391,500         161,421         134,900
  Administration
    fees (Note C)                   164,367           107,711          185,773          78,351         110,209
  Audit fees                         31,060            29,985           31,520          30,654          30,914
  Legal fees                         25,906            16,420           35,844           8,814          16,463
  Transfer agent fees                 6,819             6,595            7,185           7,552           7,473
  Trustees
    fees (Note C)                     5,445             5,320            9,149           2,035           3,335
  Amortization of
    deferred organization
    expenses (Note B)                     -             2,548                -               -               -
  Miscellaneous expenses             24,040            21,270           51,042          18,408          23,360
                             --------------    --------------   --------------  --------------  --------------
    TOTAL EXPENSES                2,123,147         1,461,694        4,941,219       1,671,434       1,749,831
                             --------------    --------------   --------------  --------------  --------------
NET INVESTMENT INCOME
  (LOSS)                            748,236         1,197,585         (600,924)        187,812        (558,970)
                             --------------    --------------   --------------  --------------  --------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized loss on
    investments                  (1,839,605)      (36,842,320)     (19,618,773)    (34,816,119)     (2,033,408)
  Net realized gain
    (loss) on foreign
    currency transactions           721,743          (655,555)      (1,176,600)       (366,403)        926,106
  Net change in
    unrealized
    appreciation /
    depreciation on:
    Investments                 (56,949,557)      (14,060,522)     (24,677,602)     (9,848,887)    (41,083,700)
    Foreign currency
      translations                 (209,941)          (52,971)          (5,943)       (172,329)       (259,381)
                             --------------    --------------   --------------  --------------  --------------
NET LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY
  TRANSACTIONS                  (58,277,360)      (51,611,368)     (45,478,918)    (45,203,738)    (42,450,383)
                             --------------    --------------   --------------  --------------  --------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS     $  (57,529,124)   $  (50,413,783)  $  (46,079,842) $  (45,015,926) $  (43,009,353)
                             ==============    ==============   ==============  ==============  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                MCBT OPPORTUNISTIC             MCBT GLOBAL EMERGING
                                    EAFE FUND                      MARKETS FUND
                          ------------------------------  ------------------------------
                               YEAR            YEAR            YEAR            YEAR
                              ENDED           ENDED           ENDED           ENDED
                          APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 2001  APRIL 30, 2000
                          --------------  --------------  --------------  --------------
NET ASSETS, beginning of
  period                   $261,771,264    $213,865,065    $166,388,245    $131,628,560
                           ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                      748,236       2,097,042       1,197,585         495,609
  Net realized gain
    (loss) on investment
    transactions             (1,839,605)     16,730,859     (36,842,320)     39,280,611
  Net realized gain
    (loss) on foreign
    currency
    transactions                721,743      (1,192,568)       (655,555)       (369,500)
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments             (56,949,557)     26,413,501     (14,060,522)     (6,425,144)
    Foreign currency
      translations             (209,941)           (466)        (52,971)         12,901
                           ------------    ------------    ------------    ------------
  Net increase
    (decrease) in net
    assets from
    operations              (57,529,124)     44,048,368     (50,413,783)     32,994,477
                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income        (239,207)     (3,243,286)              -               -
  In excess of net
    investment income          (671,529)       (373,313)     (1,700,495)              -
  Return of capital            (220,428)              -               -               -
  Net realized gains         (6,375,695)    (15,207,281)              -      (2,061,935)
  In excess of net
    realized gains           (6,934,673)              -     (16,081,964)              -
                           ------------    ------------    ------------    ------------
  Total distributions       (14,441,532)    (18,823,880)    (17,782,459)     (2,061,935)
                           ------------    ------------    ------------    ------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares          12,314,741      22,944,900               -       1,908,468
  Reinvestment of
    dividends and
    distributions to
    shareholders             13,057,576      17,214,726      17,782,459       2,061,935
  Cost of shares
    repurchased             (13,260,191)    (17,779,094)              -        (143,260)
  Paid in capital from
    subscription and
    redemption fees               8,008         301,179               -               -
                           ------------    ------------    ------------    ------------
  Total increase
    (decrease) in net
    assets from capital
    share transactions       12,120,134      22,681,711      17,782,459       3,827,143
                           ------------    ------------    ------------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS             (59,850,522)     47,906,199     (50,413,783)     34,759,685
                           ------------    ------------    ------------    ------------
NET ASSETS, end of
  period                   $201,920,742    $261,771,264    $115,974,462    $166,388,245
                           ============    ============    ============    ============
    Overdistibuted net
      investment income    $    (34,754)   $   (509,029)   $ (1,584,870)   $ (2,865,983)
                           ------------    ------------    ------------    ------------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                   892,232       1,446,234               -         234,164
  Shares issued in
    reinvestment of
    distributions to
    shareholders              1,072,051       1,051,602       2,973,656         192,345
  Less shares
    repurchased                (978,009)     (1,268,466)              -         (16,354)
                           ------------    ------------    ------------    ------------
  Net share transactions        986,274       1,229,370       2,973,656         410,155
                           ============    ============    ============    ============

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                MCBT ASIA PACIFIC                                                MCBT JAPAN SMALL
                                  EX JAPAN FUND                   MCBT EMEA FUND                  COMPANIES FUND
                          ------------------------------  ------------------------------  ------------------------------
                               YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                              ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                          APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 2001  APRIL 30, 2000
                          --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS, beginning of
  period                   $375,444,715    $199,723,978    $107,248,151    $ 29,149,329    $149,821,497    $ 81,800,071
                           ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)                     (600,924)       (458,356)        187,812          51,192        (558,970)       (808,444)
  Net realized gain
    (loss) on investment
    transactions            (19,618,773)     10,528,328     (34,816,119)     18,565,358      (2,033,408)     28,145,395
  Net realized gain
    (loss) on foreign
    currency
    transactions             (1,176,600)        131,357        (366,403)       (306,531)        926,106        (699,730)
  Net change in
    unrealized
    appreciation
    (depreciation) on:
    Investments             (24,677,602)    (11,994,613)     (9,848,887)      2,076,939     (41,083,700)     28,016,055
    Foreign currency
      translations               (5,943)       (136,517)       (172,329)         24,040        (259,381)        (71,979)
                           ------------    ------------    ------------    ------------    ------------    ------------
  Net increase
    (decrease) in net
    assets from
    operations              (46,079,842)     (1,929,801)    (45,015,926)     20,410,998     (43,009,353)     54,581,297
                           ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income               -               -               -               -               -               -
  In excess of net
    investment income                 -               -        (468,410)              -               -               -
  Return of capital                   -               -               -               -               -               -
  Net realized gains                  -               -               -        (522,471)    (11,566,022)       (922,966)
  In excess of net
    realized gains                    -               -      (9,751,650)              -      (8,769,376)              -
                           ------------    ------------    ------------    ------------    ------------    ------------
  Total distributions                 -               -     (10,220,060)       (522,471)    (20,335,398)       (922,966)
                           ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from
    sales of shares         151,818,225     211,776,424      21,489,615      63,382,001      37,741,722      23,860,070
  Reinvestment of
    dividends and
    distributions to
    shareholders                      -               -      10,195,039         518,812      20,335,398         904,844
  Cost of shares
    repurchased            (176,300,124)    (34,125,886)     (1,916,836)     (5,690,518)    (14,633,715)    (10,401,819)
  Paid in capital from
    subscription and
    redemption fees                   -               -               -               -               -               -
                           ------------    ------------    ------------    ------------    ------------    ------------
  Total increase
    (decrease) in net
    assets from capital
    share transactions      (24,481,899)    177,650,538      29,767,818      58,210,295      43,443,405      14,363,095
                           ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS             (70,561,741)    175,720,737     (25,468,168)     78,098,822     (19,901,346)     68,021,426
                           ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS, end of
  period                   $304,882,974    $375,444,715    $ 81,779,983    $107,248,151    $129,920,151    $149,821,497
                           ============    ============    ============    ============    ============    ============
    Overdistibuted net
      investment income    $   (289,081)   $          -    $   (282,782)   $   (834,877)   $ (1,940,681)   $   (887,564)
                           ------------    ------------    ------------    ------------    ------------    ------------
OTHER INFORMATION:
CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                66,064,107      78,479,043       2,342,868       7,089,140       2,827,309       2,058,163
  Shares issued in
    reinvestment of
    distributions to
    shareholders                      -               -       1,523,922          45,831       2,200,800          52,394
  Less shares
    repurchased             (71,157,564)    (11,981,245)       (306,372)       (593,481)     (1,228,409)       (695,017)
                           ------------    ------------    ------------    ------------    ------------    ------------
  Net share transactions     (5,093,457)     66,497,798       3,560,418       6,541,490       3,799,700       1,415,540
                           ============    ============    ============    ============    ============    ============

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                YEAR            YEAR            YEAR            YEAR            YEAR
                               ENDED           ENDED           ENDED           ENDED           ENDED
                           APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998  APRIL 30, 1997
                           --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $       15.320  $       13.490  $       13.310  $       11.320  $       11.250
                           --------------  --------------  --------------  --------------  --------------
Net investment income               0.047           0.101           0.192           0.095           0.134
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                     (3.336)          2.889           0.786           2.462           0.286
                           --------------  --------------  --------------  --------------  --------------
Total from investment
  operations                       (3.289)          2.990           0.978           2.557           0.420
                           --------------  --------------  --------------  --------------  --------------
Less distributions:
  Net investment income            (0.014)         (0.203)         (0.106)         (0.153)         (0.229)
  In excess of net
    investment income              (0.040)         (0.023)          0.000           0.000          (0.127)
  Return of capital                (0.013)          0.000           0.000           0.000           0.000
  Net realized gains               (0.376)         (0.952)         (0.728)         (0.422)          0.000
  In excess of net
    realized gains                 (0.408)          0.000           0.000           0.000           0.000
                           --------------  --------------  --------------  --------------  --------------
Total distributions                (0.851)         (1.178)         (0.834)         (0.575)         (0.356)
                           --------------  --------------  --------------  --------------  --------------
Paid-in capital from
  subscription and
  redemption
  fees (Note B)                     0.000*          0.018           0.036           0.008           0.006
                           --------------  --------------  --------------  --------------  --------------
Net asset value, end of
  period                   $       11.180  $       15.320  $       13.490  $       13.310  $       11.320
                           ==============  ==============  ==============  ==============  ==============
TOTAL INVESTMENT
  RETURN (1)                     (21.93)%          21.66%           7.92%          23.33%           3.85%
                           ==============  ==============  ==============  ==============  ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period  $  201,920,742  $  261,771,264  $  213,865,065  $  159,362,284  $  120,649,807
Operating expenses, net,
  to average net
  assets (Note C)                   0.91%           0.92%           0.96%           0.96%           0.98%
Operating expenses,
  gross, to average net
  assets (Note C)                   0.91%           0.92%           0.96%           0.96%           0.98%
Net investment income to
  average net assets                0.32%           0.89%           0.85%           1.08%           0.90%
Portfolio turnover rate               66%             71%             82%             63%             49%
---------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
*    Amount rounds to less than $0.001.

See Notes to Financials Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                 YEAR               YEAR              YEAR             YEAR        FEBRUARY 14, 1997*
                                 ENDED              ENDED             ENDED            ENDED            THROUGH
                           APRIL 30, 2001(4)  APRIL 30, 2000(4)  APRIL 30, 1999   APRIL 30, 1998     APRIL 30, 1997
                           -----------------  -----------------  ---------------  ---------------  ------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $        9.880     $        8.010    $        8.990   $       10.020     $       10.000
                            --------------     --------------    --------------   --------------     --------------
Net investment income                0.067              0.030             0.081            0.004              0.055
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                      (3.041)             1.964            (1.016)          (0.883)            (0.035)
                            --------------     --------------    --------------   --------------     --------------
Total from investment
  operations                        (2.974)             1.994            (0.935)          (0.879)             0.020
                            --------------     --------------    --------------   --------------     --------------
Less distributions:
  Net investment income              0.000              0.000            (0.012)          (0.086)             0.000
  In excess of net
    investment income               (0.101)             0.000            (0.033)          (0.053)             0.000
  Net realized gains                 0.000             (0.124)            0.000           (0.058)             0.000
  In excess of net
    realized gains                  (0.955)             0.000             0.000            0.000              0.000
                            --------------     --------------    --------------   --------------     --------------
Total distributions                 (1.056)            (0.124)           (0.045)          (0.197)             0.000
                            --------------     --------------    --------------   --------------     --------------
Paid-in capital from
  subscription and
  redemption fees (Note
  B)                                 0.000              0.000             0.000            0.046              0.000
                            --------------     --------------    --------------   --------------     --------------
Net asset value, end of
  period                    $        5.850     $        9.880    $        8.010   $        8.990     $       10.020
                            ==============     ==============    ==============   ==============     ==============
TOTAL INVESTMENT
  RETURN (1) (2)                  (30.34)%             25.00%          (10.26)%          (8.21)%              0.20%
                            ==============     ==============    ==============   ==============     ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period   $  115,974,462     $  166,388,245    $  131,628,560   $   99,831,879     $   50,095,856
Operating expenses, net,
  to average net
  assets (Note C)                    1.05%              1.07%             1.12%            1.14%           1.33% (3)
Operating expenses,
  gross, to average net
  assets (Note C)                    1.05%              1.07%             1.12%            1.14%           1.33% (3)
Net investment income to
  average net assets                 0.86%              0.32%             1.16%            0.98%           2.83% (3)
Portfolio turnover rate
  (2)                                 195%               146%              140%              89%                 0%
---------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                 MCBT ASIA PACIFIC EX JAPAN FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                YEAR              YEAR                YEAR              YEAR              YEAR
                               ENDED             ENDED               ENDED             ENDED             ENDED
                           APRIL 30, 2001  APRIL 30, 2000 (2)  APRIL 30, 1999 (2)  APRIL 30, 1998  APRIL 30, 1997 (2)
                           --------------  ------------------  ------------------  --------------  ------------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $        2.560    $        2.490      $        2.590    $        9.630    $       12.360
                           --------------    --------------      --------------    --------------    --------------
Net investment loss                (0.004)           (0.003)             (0.005)           (0.227)           (0.101)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                     (0.406)            0.073*             (0.095)           (6.871)           (2.503)
                           --------------    --------------      --------------    --------------    --------------
Total from investment
  operations                       (0.410)            0.070              (0.100)           (7.098)           (2.604)
                           --------------    --------------      --------------    --------------    --------------
Less distributions:
  In excess of net
    investment income               0.000             0.000               0.000             0.000            (0.009)
  In excess of net
    realized gains                  0.000             0.000               0.000             0.000            (0.305)
                           --------------    --------------      --------------    --------------    --------------
Total distributions                 0.000             0.000               0.000             0.000            (0.314)
                           --------------    --------------      --------------    --------------    --------------
Paid-in-capital from
  subscription and
  redemption fees
  (Note B)                          0.000             0.000               0.000             0.058             0.188
                           --------------    --------------      --------------    --------------    --------------
Net asset value, end of
  period                   $        2.150    $        2.560      $        2.490    $        2.590    $        9.630
                           ==============    ==============      ==============    ==============    ==============
TOTAL INVESTMENT RETURN
  (1)                            (16.02)%             2.81%             (3.86)%          (73.10)%          (19.82)%
                           ==============    ==============      ==============    ==============    ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period  $  304,882,974    $  375,444,715      $  199,723,978    $   21,072,974    $   84,384,554
Operating expenses, net,
  to average net assets
  (Note C)                          1.75%             1.72%               1.83%             2.00%             1.89%
Operating expenses,
  gross, to average net
  assets (Note C)                   1.75%             1.72%               1.83%             2.23%             1.98%
Net investment loss to
  average net assets              (0.21)%           (0.12)%             (0.26)%           (0.09)%           (0.89)%
Portfolio turnover rate              167%              114%                158%              162%              118%
Per share amount of fees
  waived (Note C)          $        0.000    $        0.000      $        0.000    $        0.552    $        0.011
---------------------------------------------------------------------------------------------------------------------

* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to timing of sales of Fund shares in relation to the fluctuating market value of the investments.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                      YEAR               YEAR              YEAR        JUNE 25, 1997*
                                      ENDED              ENDED             ENDED           THROUGH
                                APRIL 30, 2001(4)  APRIL 30, 2000(4)  APRIL 30, 1999   APRIL 30, 1998
                                -----------------  -----------------  ---------------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                         $       10.750     $        8.480    $       10.850   $       10.000
                                 --------------     --------------    --------------   --------------
Net investment income (loss)              0.016              0.006             0.119            0.041
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                           (3.862)             2.319            (2.041)           0.887
                                 --------------     --------------    --------------   --------------
Total from investment
  operations                             (3.846)             2.325            (1.922)           0.928
                                 --------------     --------------    --------------   --------------
Less distributions:
  Net investment income                   0.000              0.000            (0.112)          (0.020)
  In excess of net investment
    income                               (0.040)             0.000            (0.046)           0.000
  Net realized gains                      0.000             (0.055)           (0.371)          (0.175)
  In excess of net realized
    gains                                (0.824)             0.000             0.000            0.000
                                 --------------     --------------    --------------   --------------
Total distributions                      (0.864)            (0.055)           (0.529)          (0.195)
                                 --------------     --------------    --------------   --------------
Paid-in-capital from
  subscription and redemption
  fees (Note B)                           0.000              0.000             0.081            0.117
                                 --------------     --------------    --------------   --------------
Net asset value, end of period   $        6.040     $       10.750    $        8.480   $       10.850
                                 ==============     ==============    ==============   ==============
TOTAL INVESTMENT
  RETURN (1) (2)                       (36.56)%             27.44%          (16.20)%           10.71%
                                 ==============     ==============    ==============   ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $   81,779,983     $  107,248,151    $   29,149,329   $   78,938,181
Operating expenses, net, to
  average net
  assets (Note C)                         1.71%              1.79%             2.13%          1.93%(3)
Operating expenses, gross, to
  average net
  assets (Note C)                         1.71%              1.79%             2.13%          1.93%(3)
Net investment income to
  average net assets                      0.19%              0.06%             0.95%          0.84%(3)
Portfolio turnover rate (2)                109%               109%              117%              81%
------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financials Statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                YEAR            YEAR            YEAR            YEAR            YEAR
                               ENDED           ENDED           ENDED           ENDED           ENDED
                           APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 1999  APRIL 30, 1998  APRIL 30, 1997
                           --------------  --------------  --------------  --------------  --------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $       14.650  $        9.290  $        6.460  $        7.720  $       10.770
                           --------------  --------------  --------------  --------------  --------------
Net investment income
  (loss)                           (0.016)         (0.095)          0.102          (0.005)         (0.027)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                     (3.645)          5.544           2.727          (1.189)         (2.384)
                           --------------  --------------  --------------  --------------  --------------
Total from investment
  operations                       (3.661)          5.449           2.829          (1.194)         (2.411)
                           --------------  --------------  --------------  --------------  --------------
Less distributions:
  Net investment income             0.000           0.000           0.000          (0.069)         (0.203)
  In excess of net
    investment income               0.000           0.000           0.000           0.000          (0.314)
  Return of capital                 0.000           0.000           0.000          (0.029)          0.000
  Net realized gains               (0.983)         (0.089)          0.000           0.000          (0.100)
  In excess of net
    realized gains                 (0.746)          0.000           0.000           0.000          (0.040)
                           --------------  --------------  --------------  --------------  --------------
Total distributions                (1.729)         (0.089)          0.000          (0.098)         (0.657)
                           --------------  --------------  --------------  --------------  --------------
Paid in capital from
  subscription and
  redemption
  fees (Note B)                     0.000           0.000           0.001           0.032           0.018
                           --------------  --------------  --------------  --------------  --------------
Net asset value, end of
  period                   $        9.260  $       14.650  $        9.290  $        6.460  $        7.720
                           ==============  ==============  ==============  ==============  ==============
TOTAL INVESTMENT RETURN
  (1)                            (24.96)%          58.55%          43.80%        (15.01)%        (22.69)%
                           ==============  ==============  ==============  ==============  ==============
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period  $  129,920,151  $  149,821,497  $   81,800,071  $   57,506,372  $   66,748,656
Operating expenses, net,
  to average net assets
  (Note C)                          1.23%           1.21%           1.31%           1.29%           1.26%
Operating expenses,
  gross, to average net
  assets (Note C)                   1.23%           1.21%           1.31%           1.29%           1.26%
Net investment income
  (loss) to average net
  assets                          (0.39)%         (0.57)%         (0.34)%         (0.30)%         (0.41)%
Portfolio turnover rate               55%             37%             27%             26%             26%
---------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.

See Notes to Financials Statements.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers five funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Asia Pacific ex Japan Fund (the "Asia Pacific Fund") (formerly "Emerging Asia Fund"), MCBT EMEA Fund (the "EMEA Fund") and MCBT Japan Small Companies Fund (the "Japan Small Companies Fund"), (each a "Fund" and collectively, the "Funds"). On April 5, 2000 the Trust's Board of Trustees authorized the creation of an additional Fund, the MCBT All Countries World ex U.S. Fund (the "All Countries Fund"), which has not commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Asia Pacific Fund, the EMEA Fund and the Japan Small Companies Fund commenced investment operations on July 1, 1994, February 14, 1997, March 24, 1995,
June 25, 1997 and August 15, 1994, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Funds, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2001, the following Funds had open forward foreign currency exchange contracts:

                                           LOCAL       AGGREGATE
                            DELIVERY     CURRENCY        FACE         TOTAL      UNREALIZED
                              DATE        AMOUNT        AMOUNT        VALUE     DEPRECIATION
                           ----------  -------------  -----------  -----------  ------------
OPPORTUNISTIC EAFE FUND:
  Japanese Yen (sell)      07/10/2001  2,019,905,195  $16,293,500  $16,484,355   $(190,855)
JAPAN SMALL COMPANIES
  FUND:
  Japanese Yen (sell)      07/10/2001  2,842,012,250  $22,925,000  $23,193,534   $(268,534)

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and amortized in a straight line basis over a five year period starting on each Fund's commencement of operations. On all Funds, except the Global Emerging Markets Fund, these costs have been fully amortized.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. Effective through September 30, 1998, there was a purchase premium for cash investments into the Global Emerging Markets Fund, Asia Pacific Fund, EMEA Fund and the Japan Small Companies Fund of 1.00%, 1.75%, 1.25% and 1.00%, respectively, of the amount invested and a redemption fee on cash redemptions of 1.00%, 1.75%, 1.25% and 1.00%, respectively, of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the respective Fund and are recorded as paid-in capital by that Fund. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs were minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, all

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
Funds except for the Opportunistic EAFE Fund eliminated all such fees. For the year ended April 30, 2001, $8,008 was collected in purchase premiums and $0 was collected in redemption fees by the Opportunistic EAFE Fund. The Opportunistic EAFE Fund eliminated all such fees on June 28, 2000.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2001, the following Funds have realized capital loss carryforwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains:

                                    EXPIRING           EXPIRING           EXPIRING         TOTAL CAPITAL
FUND                             APRIL 30, 2006     APRIL 30, 2007     APRIL 30, 2009    LOSS CARRYFORWARD
----                            -----------------  -----------------  -----------------  -----------------
Global Emerging Markets Fund       $         -        $         -        $13,673,199        $13,673,199
Asia Pacific Fund                   10,915,008         32,476,986         14,050,065         57,442,059
EMEA Fund                                    -                  -          6,934,939          6,934,939

As of April 30, 2001, the Funds elected for federal income tax purposes to defer the following current year post October 31 capital losses and currency losses as though the losses were incurred on the first day of the next fiscal year:

                                          POST OCTOBER  POST OCTOBER
FUND                                      CAPITAL LOSS  CURRENCY LOSS
----                                      ------------  -------------
Opportunistic EAFE Fund                   $ 7,496,070    $        -
Global Emerging Markets Fund               23,032,267       334,666
Asia Pacific Fund                           5,674,570       289,081
EMEA Fund                                  27,613,386       282,420
Japan Small Companies Fund                  9,811,318             -

NOTE C - AGREEMENTS AND FEES
The Trust has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited. Under the Management Contract, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

FUND                                                MANAGEMENT FEE
----                                                --------------
Opportunistic EAFE Fund                                     0.70%
Global Emerging Markets Fund                                0.80%
Asia Pacific Fund                                           1.50%*
EMEA Fund                                                   1.50%
Japan Small Companies Fund                                  1.00%

* Prior to September 20, 1996 the Investment Manager had voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets.

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

Prior to August 21, 2000, the Investment Manager voluntarily undertook to reduce its fee on the Opportunistic EAFE Fund, the Asia Pacific Fund and the Japan Small Companies Fund until further notice to the extent necessary to limit each Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.00%, 2.00% and 1.50%, respectively, of each Fund's average net assets on an annualized basis. For the year ended April 30, 1999 through the year ended April 30, 2001, it was not necessary for the Investment Manager to waive any of its fees. Effective August 21, 2000, the Investment Manager discontinued all fee reductions and expense limitations with respect to these Funds.

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and

AGREEMENTS AND FEES (CONTINUED) - 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The Plans authorize the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee). Effective May 1, 2001, this fee will increase to an aggregate annual fee of $50,000 ($25,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments, each Fund's purchases and sales of investments for the year ended April 30, 2001 were as follows:

FUND                                      COST OF PURCHASES  PROCEEDS FROM SALES
----                                      -----------------  -------------------
Opportunistic EAFE Fund                   $    158,142,597    $    149,790,576
Global Emerging Markets Fund                   250,341,357         253,437,211
Asia Pacific Fund                              437,312,848         469,691,663
EMEA Fund                                      124,728,462          98,437,992
Japan Small Companies Fund                      95,553,538          74,501,447

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2001 were as follows:

                                                                          NET UNREALIZED
                                 IDENTIFIED        GROSS UNREALIZED       APPRECIATION/
FUND                                COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
----                            ------------  ------------  ------------  --------------
Opportunistic EAFE Fund         $200,420,609  $19,202,093   $18,416,557    $   785,536
Global Emerging Markets Fund     116,595,388    5,737,576     7,016,962     (1,279,386)
Asia Pacific Fund                290,990,949   16,804,126    18,875,811     (2,071,685)
EMEA Fund                         90,388,501    4,160,890    10,566,416     (6,405,526)
Japan Small Companies Fund       134,528,979   16,947,898    22,246,464     (5,298,566)

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2001 and the total percentage of shares of the Fund held by such shareholders:

                                          5% OR GREATER SHAREHOLDERS
                                          ---------------------------
FUND                                        NUMBER      % OF SHARES
----                                      ----------  ---------------
Opportunistic EAFE Fund                         5            47.90
Global Emerging Markets Fund                    1           100.00
Asia Pacific Fund                               4            73.11
EMEA Fund                                       4            77.43
Japan Small Companies Fund                      3            55.41

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

--------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)
During the year ended April 30, 2001, the Funds received income from foreign sources and paid taxes to foreign countries as follows:

                                          FOREIGN SOURCE  FOREIGN TAXES
FUND                                          INCOME          PAID
----                                      --------------  -------------
Opportunistic EAFE Fund                     $2,727,731      $448,114
Global Emerging Markets Fund                 2,196,233       264,873
Asia Pacific Fund                            3,910,266       403,587
EMEA Fund                                    1,324,596        58,358
Japan Small Companies Fund                   1,117,378       163,608

                                                    MARTIN CURRIE BUSINESS TRUST
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED) (CONTINUED)
On December 28, 2000, the Funds declared long term capital gain distributions in the following amounts:

                                               LONG TERM         LONG TERM
                                             CAPITAL GAIN       CAPITAL GAIN
FUND                                      DISTRIBUTION AMOUNT  RATE PER SHARE
----                                      -------------------  --------------
Opportunistic EAFE Fund                       $11,886,444         $0.69984
Global Emerging Markets Fund                    5,651,252          0.33552
Asia Pacific Fund                                       -                -
EMEA Fund                                       1,605,558          0.13567
Japan Small Companies Fund                     18,794,745          1.59836

                       Report of Independent Accountants

To the Trustees and Shareholders of the
Martin Currie Business Trust-Opportunistic EAFE Fund,
Global Emerging Markets Fund, EMEA Fund,
Japan Small Companies Fund and Asia Pacific ex-Japan Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, EMEA Fund, Japan Small Companies Fund and Asia Pacific ex-Japan Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2001

                          MARTIN CURRIE BUSINESS TRUST

                                 --------------

                             TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                        J. Grant Wilson, VICE PRESIDENT
                         Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              -------------------

                               INVESTMENT MANAGER

                              Martin Currie, Inc.
                                 Saltire Court
                               20 Castle Terrace
                               Edinburgh EH1 2ES
                                    Scotland
                              011-44-131-229-5252

                               Regulated by IMRO
                   Registered Investment Adviser with the SEC

                              -------------------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.